UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

KINGSWAY FINANCIAL SERVICES INC.

(Name of the Registrant as Specified In Its Charter )

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(41) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF
KINGSWAY FINANCIAL SERVICES INC.
MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT
FOR THE MEETING TO BE HELD ON WEDNESDAY, MAY 24, 2017

DATED APRIL 28, 2017

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
NOTICE IS HEREBY GIVEN THAT an annual meeting (the “Meeting”) of the shareholders of Kingsway Financial Services Inc. (the “Corporation”) will be held at 1:00 p.m. (Toronto time) on Wednesday, May 24, 2017 at the offices of Norton Rose Fulbright Canada LLP, Suite 3800, Royal Bank Plaza, South Tower, Toronto, Ontario, M5J 2Z4, for the following purposes:

1)	To receive and consider the consolidated financial statements of the Corporation for the fiscal year ended December 31, 2016 together with the report of the auditors thereon;

2)	To elect six directors of the Corporation to hold office for a term of one (1) year or until their successors are duly appointed;

3)
To approve the appointment of BDO USA, LLP as the auditors of the Corporation for the fiscal year ending December 31, 2017 and to authorize the board of directors of the Corporation (the “Board”) to set the auditors’ remuneration;

4)	To approve, on a non-binding and advisory basis, the compensation of the named executive officers of the Corporation (say-on-pay); and

5)	To transact such other business as may properly come before the Meeting, and any postponements or adjournments thereof.
The accompanying management information circular and proxy statement provides additional information relating to the matters to be dealt with at the Meeting and is deemed to form part of this Notice of Meeting.
Only shareholders of record at the close of business on April 10, 2017 are entitled to notice of the Meeting and to vote at the Meeting or any adjournment or postponement thereof.
SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON SHOULD COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY, AND RETURN IT IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, OR VOTE BY TELEPHONE OR OVER THE INTERNET.

Proxies to be used at the Meeting must be deposited with Computershare Investor Services Inc., Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, before 1:00 p.m. (Toronto time) on May 19, 2017, or if the Meeting is adjourned or postponed, no later than 5:00 p.m. (Toronto time) on the second business day preceding the day to which the Meeting is adjourned or postponed. The proxy voting cut-off may be waived or extended by the Chairman of the Board at his discretion without notice.
By Order of the Board of Directors

“Terence M. Kavanagh”
Terence M. Kavanagh
Chairman of the Board of Directors

Toronto, Ontario
April 28, 2017

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 24, 2017.
The management information circular and proxy statement and Annual Report on Form 10-K, including all amendments thereto, are available on our website, www.kingsway-financial.com.

LETTER TO SHAREHOLDERS

Dear Shareholder,
I would like to invite you to join the board of directors and senior management of Kingsway Financial Services Inc. at our next annual meeting, which convenes at 1:00 p.m. (Toronto time) on Wednesday, May 24, 2017, at the offices of Norton Rose Fulbright Canada LLP, Suite 3800, Royal Bank Plaza, South Tower, Toronto, Ontario, M5J 2Z4. At the meeting, you will be asked to receive and consider the consolidated financial statements, elect six directors, approve the appointment of BDO USA, LLP as our independent registered public accounting firm, and consider the approval of the compensation of the named executive officers on a non-binding and advisory basis.
Whether or not you plan to attend the meeting, please complete, date, sign and return, as promptly as possible, the enclosed form of proxy in the accompanying reply envelope, or vote by telephone or the Internet. If you have Internet access, we encourage you to record your vote via the Internet. If you attend the annual meeting and vote in person, your vote in person will revoke any proxy previously submitted.
I appreciate your participation, and I look forward to seeing you on May 24, 2017 in Toronto.
Sincerely,
“Larry G. Swets, Jr.”
Larry G. Swets, Jr.
Chief Executive Officer

GENERAL PROXY INFORMATION
SOLICITATION OF PROXIES
This management information circular and proxy statement (the “Circular”) is furnished in connection with the solicitation of proxies by or on behalf of the management and the board of directors (the “Board”) of Kingsway Financial Services Inc. (the “Corporation,” “Kingsway,” “us,” or “we”) for use at the annual meeting (the “Meeting”) of shareholders of the Corporation (the “shareholders”) to be held on Wednesday, May 24, 2017 at 1:00 p.m. (Toronto time) at the offices of Norton Rose Fulbright Canada LLP, Suite 3800, Royal Bank Plaza, South Tower, Toronto, Ontario, M5J 2Z4, or any adjournment or postponement thereof, for the purposes set out in the accompanying notice of meeting (the “Notice of Meeting”). The form of proxy and this Circular are being sent to shareholders on or about May 2, 2017.
The solicitations will be made primarily by mail, but proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Corporation, none of whom will receive additional compensation for assisting with the solicitation, and the estimated cost of which will be nominal. Banks, brokers, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to beneficial owners, and the Corporation will reimburse such persons for such reasonable out-of-pocket expenses incurred by them. The expenses of soliciting proxies, including the cost of preparing, assembling and mailing this Circular and proxy material to shareholders, will be borne by the Corporation.
All of the dollar amounts in this Circular are expressed in U.S. dollars, except where otherwise indicated. References to “dollars” or “$” are to U.S. dollars, and any references to “CAD$” are to Canadian dollars.
QUORUM
A quorum is required in order for the Meeting to be properly constituted. Two (2) or more shareholders personally present and representing, either in their own right or by proxy, not less than twenty-five percent (25%) of the issued and outstanding common shares of the Corporation shall constitute a quorum of the Meeting.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
The authorized capital of the Corporation consists of an unlimited number of common shares (the “Shares” or “Common Shares”) and an unlimited number of Class A Preferred Shares issuable in series. As of the close of business on April 10, 2017, the record date for the Meeting (the “Record Date”), 23,410,855 Common Shares were outstanding of which 1,952,665 Common Shares are currently restricted from voting (each a “Restricted Common Share”) pursuant to the Corporation’s 2013 Equity Incentive Plan dated December 4, 2013 (as amended) (the “2013 Equity Incentive Plan”). The Restricted Common Shares represent 8.3% of the Common Shares; therefore, there are 21,458,190 Common Shares entitled to vote at the Meeting. Each Common Share is entitled to one (1) vote. The Common Shares are listed on the Toronto Stock Exchange (the “TSX”) and the New York Stock Exchange (the “NYSE”) under the symbol “KFS.” As of the close of business on April 10, 2017, there were 262,876 class A convertible preferred shares, series 1 (the “Preferred Shares”) issued and outstanding. Each Preferred Share is convertible into 6.25 Common Shares at a conversion price of $4.00 per Common Share at the option of the holder at any time prior to April 1, 2021. The currently outstanding Preferred Shares are not entitled to vote at the Meeting. Holders of Preferred Shares have no right to participate if a takeover bid is made for the Common Shares.
The Restricted Common Shares shall become fully vested, and the Restriction Period (as defined below) shall lapse, as of the tenth anniversary of the date of grant if the holders thereof remain in continuous employment with the Corporation through such anniversary (the “Vesting Date”). During the period between the date of grant and the Vesting Date (the “Restriction Period”), the holders of Restricted Common Shares may not sell, transfer, assign, pledge, hypothecate, or otherwise encumber or dispose of the Restricted Common Shares, except as provided in the 2013 Equity Incentive Plan. The holders of Restricted Common Shares have all rights as shareholders of the Corporation during the Restriction Period in respect of the Restricted Common Shares, including, but not limited to, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Shares; provided, however, that they may not vote the Restricted Common Shares until the Vesting Date. Pursuant to the terms of the 2013 Equity Incentive Plan, if a Change of Control occurs, as that term is defined in the 2013 Equity Incentive Plan, all outstanding Restricted Common Shares immediately shall become fully vested and the Restriction Period applicable to such Restricted Common Shares shall lapse.
As of the Record Date, to the knowledge of the Corporation’s directors and executive officers, no person or company beneficially owns or exercises control or direction over, directly or indirectly, voting securities of the Corporation carrying more than 10% of the voting rights attached to any class of voting securities of the Corporation, except as set out below.

Principal Security Holder	Number of Common Shares Owned or Controlled	Approximate Percentage of Issued and Outstanding Common Shares Entitled to be Voted at the Meeting
Joseph D. Stilwell (1)	3,844,746	17.9%

(1)
Excludes 13,143 Preferred Shares currently convertible into 82,143 Common Shares of the Corporation and 708,347 Common Shares currently issuable upon exercise of the Corporation’s series B warrants (“Series B Warrants”). As of the date hereof, Mr. Stilwell, a director of the Corporation, owns 162,500 Common Shares directly and is the owner and managing member of Stilwell Value LLC, which is the General Partner of each of Stilwell Activist Fund, L.P. (which owns 295,924 Common Shares), Stilwell Activist Investments, L.P. (which owns 2,423,256 Common Shares), Stilwell Associates, L.P. (which owns 903,066 Common Shares) and Stilwell Value Partners III, L.P. (which owns 60,000 Common Shares).

In accordance with U.S. securities laws, the following table sets forth certain information regarding beneficial ownership or control or direction, directly or indirectly, of the Common Shares as of April 10, 2017, by: (i) each shareholder known by the Corporation to be a beneficial owner of more than 5% of the Corporation’s outstanding Common Shares; (ii) each director and director nominee of the Corporation; (iii) the Chief Executive Officer and each additional executive officer named under the heading “2016 Summary Compensation Table” in this Circular; and (iv) all directors, director nominees and executive officers of the Corporation as a group. The Corporation believes that, except as otherwise noted, each individual named has sole investment and voting power with respect to the Common Shares indicated as beneficially owned by such individual. Unless otherwise indicated, the business address of each named person is: 150 Pierce Road, 6th Floor, Itasca, IL, 60143.

Beneficial Owner	Number of Common Shares, Including Restricted Common Shares	Percent of Common Shares, Including Restricted Common Shares, Outstanding (1)
John T. Fitzgerald	396,510(2)(3)	1.69%(3)
Gregory P. Hannon	2,455,787(4)	10.25%
Terence M. Kavanagh	2,442,787(4)	10.20%
Oakmont Capital	2,408,037(5)	10.05%
Joseph D. Stilwell	4,635,236(6)	19.15%(7)
Larry G. Swets, Jr.	2,665,441 (8)	11.11%
Gary R. Schaevitz	929,330(9)	3.88%
William A. Hickey, Jr.	424,568 (10)	1.80%
Hassan R. Baqar	197,768 (11)	*
Long Meadow Holdings, L.P.	1,210,000(12)	5.17%
Fundamental Global Investors, LLC	1,867,487(13)	7.98%
All Directors and Executive Officers as a Group (8 persons)	11,739,390	44.97%

* Indicates less than 1%.

(1)
All percentages in this column are calculated based upon: (i) the total number of Common Shares, including Restricted Common Shares, held by the beneficial owner (or all directors and executive officers as a group); plus the number of options, Series B Warrants and Preferred Shares, held by the beneficial owner (or all directors and executive officers as a group), exercisable or convertible within sixty (60) days; divided by (ii) 23,410,855, being the total number of Common Shares, including Restricted Common Shares, outstanding as of April 10, 2017; plus the number of options, Series B Warrants and Preferred Shares, held by the beneficial owner (or all directors and executive officers as a group), exercisable or convertible within sixty (60) days. Accordingly, this calculation is not based upon maximum dilution and instead assumes that only the beneficial owner (or all directors and executive officers as a group) exercises or converts all options, Series B Warrants and Preferred Shares exercisable or convertible within sixty (60) days.

(2)	Mr. Fitzgerald owns 356,510 Common Shares, including zero Restricted Common Shares, plus 40,000 options that are currently exercisable.

(3)	Does not include 500,000 Restricted Stock Units granted to Mr. Fitzgerald pursuant to a Restricted Stock Unit Agreement dated August 24, 2016.

(4)
Includes 13,143 Preferred Shares currently convertible into 82,143 Common Shares of the Corporation held by Oakmont Capital Inc., an Ontario corporation (“Oakmont”). According to a Schedule 13D/A filed with the SEC on September 16, 2013 jointly on behalf of Oakmont, E.J.K. Holdings Inc., an Ontario corporation (“EJK”), 1272562 Ontario Inc., an Ontario corporation (“1272562”), Gregory P. Hannon and Terence M. Kavanagh, each of EJK and 1272562 owns 50% of the outstanding voting stock of Oakmont. As such, Mr. Hannon and Mr. Kavanagh share voting and dispositive control over 1,862,500 Common Shares owned directly by Oakmont. EJK directly owns 6,000 Common Shares, and Mr. Kavanagh has shared voting power and shared dispositive power with respect to these Common Shares by virtue of his ownership of all of the outstanding voting stock of EJK. 1272562 directly owns 3,000 Common Shares, and Mr. Hannon has shared voting and shared dispositive power with respect to these Common Shares by virtue of his ownership of all of the outstanding voting stock of 1272562. Mr. Kavanagh has sole voting power and sole dispositive power with respect to 26,875 Common Shares owned through a self-directed Retirement Savings Plan, 1,750 Common Shares owned directly and 125 Common Shares owned directly by a trust for his nephew (of which Mr. Kavanagh is the sole trustee). Mr. Hannon has sole voting power and sole dispositive power with respect to 22,500 Common Shares owned directly by him or through a self-directed Retirement Savings Plan and 4,500 Common Shares owned directly by two trusts for Mr. Hannon’s children (Mr. Hannon is the sole trustee of both of these trusts). In addition, Mr. Hannon has shared voting power and shared dispositive power with respect to 4,000 Common Shares owned directly by Gilter Inc., an Ontario corporation of which all of the outstanding voting stock is owned by the Gregory Hannon Family Trust (Mr. Hannon is one of two trustees of this trust). Mr. Hannon may also be deemed the beneficial owner of 13,750 Common Shares owned directly by Mr. Hannon’s spouse. The business address of these shareholders is 45 St. Clair Avenue West, Suite 400, Toronto, Ontario, M4V 1K9 Canada.

(5)
Mr. Hannon and Mr. Kavanagh share voting and dispositive control over 1,862,500 Common Shares owned directly by Oakmont, 13,143 Preferred Shares currently convertible into 82,143 Common Shares and 463,394 Common Shares currently issuable upon exercise of Series B Warrants. The business address of this shareholder is 45 St. Clair Avenue West, Suite 400, Toronto, Ontario, M4V 1K9 Canada.

(6)
Includes 13,143 Preferred Shares currently convertible into 82,143 Common Shares of the Corporation and 708,347 Common Shares currently issuable upon exercise of Series B Warrants. According to a Schedule 13D/A filed with the SEC on October 7, 2016 on behalf of Stilwell Value Partners III, L.P., a Delaware limited partnership (“Stilwell Value Partners III”); Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”); Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”); Stilwell Associates, L.P., a Delaware limited partnership (“Stilwell Associates”); Stilwell Value LLC, a Delaware limited liability company (“Stilwell Value LLC”); and Joseph D. Stilwell, a U.S. citizen, Stilwell Value Partners III, Stilwell Activist Fund, Stilwell Activist Investments, and Stilwell Associates (the “Investment Partnerships”) are private investment partnerships engaged in the purchase and sale of securities for their own accounts. Stilwell Value LLC is the general partner of each of the Investment Partnerships, and Mr. Stilwell is the managing member and owner of Stilwell Value LLC. The Investment Partnerships and the management of Stilwell Value LLC have shared voting and shared dispositive power over 3,844,746 Common Shares as well as the Common Shares reported above. The business address of this shareholder is 111 Broadway, 12th Floor, New York, NY 10006.

(7)
Stilwell Value Partners IV, L.P., a Delaware limited partnership (“Stilwell Value Partners IV”), Stilwell Activist Fund, Stilwell Activist Investments, Stilwell Associates and Joseph Stilwell (each a “Warrantholder” and collectively the “Warrantholders”) entered into an undertaking with the Corporation pursuant to which each Warrantholder holding Series B Warrants undertook not to exercise the Series B Warrants held by it, and the Corporation acknowledged that it will not give effect to any such exercise, if and to the extent that, after giving effect to such exercise, such Warrantholder (individually or together with the other Warranholders and any other persons whose beneficial ownership of the Common Shares would be aggregated with such Warrantholders for the purposes of Section 13(d) of the Securities Exchange Act of 1934 or otherwise under any applicable statute) would in the aggregate beneficially own Common Shares representing more than 19.95% of the total number of issued and outstanding Common Shares or voting power. Subsequent to the execution of the undertaking, Stilwell Value Partners IV was dissolved.  The undertaking will terminate on July 15, 2018, unless sooner terminated by written agreement of all parties.

(8)
Mr. Swets owns 2,082,905 Common Shares, including 1,382,665 Restricted Common Shares; 182,536 Common Shares currently issuable upon exercise of Series B Warrants; and 400,000 Common Shares currently issuable upon exercise of options.

(9)
Mr. Schaevitz directly owns 175,696 Common Shares; 40,000 Preferred Shares currently convertible into 250,000 Common Shares; and 273,750 Common Shares currently issuable upon exercise of Series B Warrants. Mr. Schaevitz indirectly owns, through the holdings of family members, 186,376 Common Shares and 41,608 Common Shares currently issuable upon exercise of Series B Warrants. Mr. Schaevitz also indirectly owns 1,900 Common Shares via a trust. Mrs. Sandra Schaevitz has voting and dispositive control over the Common Shares held by the trust.

(10)
Mr. Hickey owns 299,068 Common Shares, including 229,500 Restricted Common Shares; 25,500 Common Shares currently issuable upon exercise of Series B Warrants; and 100,000 Common Shares currently issuable upon exercise of options.

(11)
Mr. Baqar owns 150,268 Common Shares, including 115,500 Restricted Common Shares; 12,500 Common Shares currently issuable upon exercise of Series B Warrants; and 35,000 Common Shares currently issuable upon exercise of options.

(12)
According to a Schedule 13G/A filed with the SEC on January 25, 2017 on behalf of Long Meadow Holdings, L.P., a Delaware limited partnership (“LMH”), Long Meadow Investors, LLC, a Delaware limited liability company (“LMI”), Michael J. Moss, a U.S. citizen, and Jonathan W. Old, III, a U.S. citizen, LMH holds 1,210,000 Common Shares. LMI is the general partner of LMH, and Messrs. Moss and Old are managing members of LMI. LMH, LMI and Messrs. Moss and Old may be deemed the beneficial owners of the Common Shares held by LMH by virtue of the fact that they have the shared power to vote and dispose of such Common Shares. Mr. Old also controls 60,000 Common

Shares personally, so he may be deemed to be the beneficial owner of 1,270,000 Common Shares. The business address of this shareholder is 1200 High Ridge Road, Stamford, CT 06905.

(13)
According to a Schedule 13D/A filed with the SEC on September 13, 2016 on behalf of Fundamental Global Partners, LP (the “Fund”), a Delaware limited partnership, Fundamental Global Partners Master Fund, LP (the “Master Fund”), a Cayman Islands exempted limited partnership, FGI Global Asset Allocation Fund, Ltd. (the “Asset Allocation Fund”), a Cayman Islands exempted company, FGI Global Asset Allocation Master Fund, LP (the “Asset Allocation Master Fund”), a Cayman Islands exempted limited partnership, Fundamental Global Investors LLC (the “Investment Manager”), a North Carolina limited liability company, FGI International USVI, LLC, a U.S. Virgin Islands limited liability company, FGI Funds Management, LLC, a Florida limited liability company, Mr. D. Kyle Cerminara, Mr. Lewis M. Johnson, and Mr. Joseph H. Moglia, the Fund holds 557,808 Common Shares, the Master Fund holds 1,295,679 Common Shares, the Asset Allocation Fund owns 5,770 Common Shares and the Asset Allocation Master Fund owns 8,230 Common Shares. The Investment Manager may be deemed to beneficially own the Common Shares held directly by the Fund, the Master Fund, the Asset Allocation Fund and the Asset Allocation Master Fund. The business address of this shareholder is 4201 Congress Street, Suite 140, Charlotte, NC 28209.

Q&A ON PROXY VOTING
Q:    What am I voting on?

A:
Shareholders are voting on the following: (i) the election of directors of the Corporation; (ii) the approval of the appointment of the auditors of the Corporation; and (iii) the approval of an advisory non-binding resolution approving the 2016 compensation of the named executive officers, as disclosed in this Circular.

Q:    Who is entitled to vote?

A:
Shareholders as of the close of business on the Record Date are entitled to vote. Each Common Share is entitled to one (1) vote on those items of business identified in the Notice of Meeting. Holders of the currently outstanding Preferred Shares are not entitled to vote at the Meeting. The form of proxy you received indicates the number of Common Shares that you own and are entitled to vote.

Q:    How do I vote?
A:    If you are a registered shareholder there are a number of ways you can vote your Shares:

•	In Person: You may vote in person at the Meeting.

•
By Mail: You may sign the enclosed form of proxy appointing the named persons or some other person you choose, who need not be a shareholder, to represent you as proxyholder and vote your Shares at the Meeting. Return the form of proxy by mail to:

Computershare Investor Services
100 University Avenue, 8th Floor
Toronto, Ontario
M5J 2Y1

•
By Telephone: Shareholders located in Canada or in the United States may vote by telephone by calling 1-866-732-8683. You will need to enter the 15-digit control number provided on the form of proxy to vote your Shares over the phone.

•	By Internet: You may vote over the Internet by going to www.investorvote.com. You will need to enter the 15-digit control number provided on the form of proxy to vote your Shares over the internet.

•
Voting by telephone or on the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote by telephone or on the Internet, instructions to do so are set forth on the form of proxy. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a control number, which appears on the form of proxy. These procedures allow shareholders to appoint a proxy to vote their Shares and to confirm that their instructions have been properly recorded. If you vote by telephone, you will not be able to appoint a proxyholder. If you vote by telephone or on the Internet, your vote must be received by 1:00 p.m. (Toronto time), on May 19, 2017.

If you are a beneficial shareholder, the intermediary (usually a bank, trust company, broker, securities dealer or other financial institution) through which you hold your Shares will send you instructions on how to vote your Shares. Please follow the instructions on your voting instruction form.

Q:    What if I plan to attend the Meeting and vote in person?

A:
If you are a registered shareholder and plan to attend the Meeting on May 24, 2017 and wish to vote your Shares in person at the Meeting, do not complete or return the form of proxy. When you arrive to vote in person at the Meeting, please register with the transfer agent, Computershare Investor Services Inc. (“Computershare”), and your vote will be counted in person. If your Shares are held in the name of a nominee and you wish to attend the Meeting, refer to the answer to the question “If my Shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my Shares?” for voting instructions.

Q:    Who is soliciting my proxy?

A:
Your proxy is being solicited by or on behalf of management and the Board. The associated costs will be borne by the Corporation. The solicitations will be made primarily by mail, but proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Corporation, none of whom will receive additional compensation for assisting with the solicitation, and the estimated cost of which will be nominal.

Q:    What happens if I sign the form of proxy enclosed with this Circular?

A:
Signing the enclosed form of proxy gives authority to Terence M. Kavanagh, Chairman of the Board, or failing him, Larry G. Swets, Jr., Chief Executive Officer of the Corporation, respectively, or to another person you have appointed, to vote your Shares at the Meeting.

Q:    Can I appoint someone other than these representatives to vote my Shares?

A:
Yes, you may appoint a person or company to represent you at the Meeting other than the persons assigned in the form of proxy. Write the name of this person or entity, who need not be a shareholder, in the blank space provided in the form of proxy. It is important to ensure that any other person you appoint is attending the Meeting and is aware that he or she has been appointed to vote your Shares. Proxyholders should, upon arrival at the Meeting, register with Computershare.

Q:    What do I do with my completed proxy?

A:
Return it to Computershare in the envelope provided or at Computershare Investor Services Inc., Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1. Your form of proxy must be received by Computershare by no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time and the date of the Meeting, or in the case of any adjournment or postponement thereof, no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time and the date at which the Meeting is reconvened. This will ensure that your vote is recorded. The proxy voting cut-off may be waived or extended by the Chairman of the Board at his discretion without notice.

Q:    How will my Shares be voted if I give my proxy?

A:
On the form of proxy, you can indicate how you want your proxyholder to vote your Shares, or you can let your proxyholder decide for you. Your proxyholder must vote or withhold from voting in accordance with your instructions on any ballot that may be called for, and if you have specified on the form of proxy how you want your Shares to be voted on any matter to be acted upon, your Shares will be voted accordingly.

If you have not specified on the form of proxy how you want your Shares to be voted on a particular issue, then your proxyholder can vote your Shares as he or she sees fit in accordance with their best judgment.
In the absence of such directions, however, the management nominees will vote your Shares in favor of: (i) the election of directors of the Corporation; (ii) the appointment of the auditors of the Corporation; and (iii) the approval of an advisory non-binding resolution approving the 2016 compensation of the named executive officers, as disclosed in this Circular.

Q:    If I change my mind, can I revoke or change my proxy once I have given it?

A:	Yes. You may revoke your proxy and change your vote at any time before the Meeting in one of four ways:

(i)
Send a written notice that is received by the deadline specified below stating that you revoke your proxy to Kingsway’s Executive Vice President & Chief Financial Officer at the following address: 45 St. Clair Avenue West, Suite 400, Toronto, Ontario, M4V 1K9 Canada. The statement must be signed by you or your attorney as authorized in writing or, if the shareholder is a corporation, signed under its corporate seal or by a duly authorized officer or attorney of the corporation;

(ii)	If you sent a form of proxy by mail, complete a new form of proxy bearing a later date and properly submit it so that it is received before the deadline set forth below;

(iii)
Log onto the Internet website specified on the form of proxy in the same manner you would to submit your proxy electronically or call the toll-free number specified on the form of proxy prior to the Meeting, in each case if you are eligible to do so, and follow the instructions on the form of proxy; or

(iv)	Appear in person at the Meeting, declare your prior proxy to be revoked and then vote in person at the Meeting (although merely attending the Meeting will not revoke your proxy).
Any revocation of a proxy must be delivered either to the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement of the Meeting, or to the Chairman of the Board on the day of the Meeting, Wednesday, May 24, 2017, or any adjournment or postponement of the Meeting, prior to the time of the Meeting.
Q:    What if amendments are made to these matters or if other matters are brought before the Meeting?

A:
The persons named in the form of proxy will have discretionary authority with respect to amendments or variations to matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting or any adjournment or postponement thereof, whether or not the amendment, variation or other matter that comes before the Meeting is or is not routine, and whether or not the amendment, variation or other matter that comes before the Meeting is contested.

As of the date of this Circular, management of the Corporation and the Board know of no such amendment, variation or other matter expected to come before the Meeting. If any other matter properly comes before the Meeting, the persons named in the accompanying form of proxy will vote on such matter in accordance with their best judgment.
Q:    How many Shares are entitled to vote?

A:
As of the Record Date, there were 21,458,190 Common Shares entitled to be voted at the Meeting. Each registered shareholder has one (1) vote for each Common Share held at the close of business on the Record Date.

Q:    How will the votes be counted?

A:
Each item of business brought before the Meeting requires a majority of votes cast on each matter for approval. In the case of equal votes, the Chairman of the Meeting is not entitled to a second or casting vote. Abstentions from voting and broker non-votes will not be counted and will have no effect on the approval of matters to be considered at the Meeting. A “broker non-vote” occurs when a broker does not vote on some matter on the form of proxy because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. No holders of any Shares are entitled to cumulative voting rights.

Q:    Who counts the votes?
A:    The Corporation’s transfer agent, Computershare, counts and tabulates the proxies.

Q:    If I need to contact the transfer agent, how do I reach them?
A:    You can contact the transfer agent as follows:

by mail:	by telephone or email:
Computershare Investor Services Inc. Proxy Department 100 University Avenue, 8th Floor Toronto, Ontario, M5J 2Y1	within Canada and the United States at 1-800-564-6253 all other countries at (416) 981-9633 or by email: service@computershare.com

Q:	If my Shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my Shares?
A:    Generally, your Shares may be voted in one of two ways:

(i)
Unless you have previously informed your nominee that you do not wish to receive material relating to the Meeting, you will have received this Circular from your nominee, together with a request for voting instructions for the number of Shares you hold. If you do not plan on attending the Meeting, or do not otherwise wish to vote in person at the Meeting, please follow the voting instructions provided by your nominee.

(ii)
If you wish to attend and vote your Shares at the Meeting, the Corporation will have no record of your shareholdings or of your entitlement to vote unless your nominee has appointed you as proxyholder. Therefore, if you wish to vote in person at the Meeting, insert your own name in the space provided on the voting instruction form sent to you by your nominee. Then sign and return the voting instruction form by following the signing and returning instructions provided by your nominee. By doing so, you are instructing your nominee to appoint you as proxyholder. Do not otherwise complete the voting instruction form as your vote will be taken at the Meeting. Please register with the transfer agent, Computershare, upon arrival at the Meeting.

Notwithstanding the foregoing, shareholders must explicitly follow any instructions provided by their nominee.
Q:    Is the vote on the say-on-pay proposal binding on the Board?

A:
No. Because your vote is advisory, it will not be binding upon the Board; however, the Board values the opinions of our shareholders and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.

Q:    How can I obtain additional information about Kingsway?

A:
Our Annual Report on Form 10-K for the year ended December 31, 2016, and all amendments thereto (the “Form 10-K”), can be found under the Corporation’s name on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com, on the Securities and Exchange Commission’s (“SEC”) Electronic Data Gathering, Analysis, and Retrieval System (“EDGAR”) at www.sec.gov, or on our website at www.kingsway-financial.com. We will furnish to any shareholder, upon written request, any exhibit described in the list accompanying the Form 10-K without charge. Any such requests should include a representation that the shareholder was the beneficial owner of Common Shares on the Record Date, and should be directed to Kingsway Financial Services Inc., Attention: Investor Relations, 45 St. Clair Avenue West, Suite 400, Toronto, Ontario M4V 1K9 Canada. You may also access the exhibits described in the Form 10-K through the SEC website at www.sec.gov.

We are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including us, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our Exchange Act filings, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549, upon payment of the SEC’s customary fees. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330.
PARTICULARS OF MATTERS TO BE ACTED UPON
FINANCIAL STATEMENTS
Shareholders will consider the audited financial statements of the Corporation for the fiscal year ended December 31, 2016 together with the auditors’ report thereon. These documents are available on the Corporation’s website at www.kingsway-financial.com and on SEDAR at www.sedar.com, and are also included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016, which is found on the EDGAR website at www.sec.gov.
ELECTION OF DIRECTORS
Our articles of incorporation (as amended) (the “Articles”) provide that the Board shall consist of not fewer than one (1) and not more than ten (10) directors. The Board has determined that the number of directors constituting the Board currently be set at six.
All six nominees are currently members of the Board and have been since the dates indicated in their respective profiles set forth below. It is contemplated that all of the nominees will be able to serve as directors; however, if a nominee should be unable to so serve for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee in their discretion. Each director elected will hold office until the next annual meeting or until his successor is appointed, unless his office is earlier vacated in accordance with the Business Corporations Act (Ontario) (“OBCA”) and the by-laws of the Corporation. In order to be elected, a director nominee must receive a majority of votes cast.
We have adopted a “Majority Election of Directors Policy” that provides that a director nominee who does not receive a majority (50% +1) of “FOR” votes cast at the Meeting in favor of his election in an uncontested election will be required to immediately submit his resignation to the Audit Committee and the resignation will be effective when accepted by the Board. A contested meeting is defined as a meeting at which the number of directors nominated for election is greater than the number of seats available on the Board. The Audit Committee must make a recommendation to the Board to accept or reject the resignation and the Board must act on the Audit Committee’s recommendation within 90 days of the Meeting. The Board shall accept the resignation absent extenuating circumstances. The Corporation shall promptly issue a news release with the Board’s decision, and if the Board determines not to accept a resignation, the news release will state in full the reasons for that decision. A director who tenders a resignation pursuant to this Policy will not participate in any meeting of the Board or any sub-committee of the Board at which the resignation is considered.
Management and the Board unanimously recommend that shareholders vote FOR the election of all of the nominees whose names are set forth on the following pages. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the election of all of the nominees whose names are set forth on the following pages.
Information set out below is as of April 10, 2017, unless otherwise indicated. Total compensation paid to the directors of the Corporation for the fiscal year ended December 31, 2016 is set out in the section entitled “Director Compensation” of this Circular.

BOARD OF DIRECTORS

John T. Fitzgerald Age: 45 Residence: Illinois, United States of America Director Since: April 21, 2016 Not independent
John T. Fitzgerald joined Kingsway as Executive Vice President on April 21, 2016 following Kingsway’s acquisition of Argo Management Group, a private equity investment partnership co-founded by Mr. Fitzgerald in 2002. Effective March 8, 2017, Mr. Fitzgerald was appointed President and Chief Operating Officer of Kingsway. Prior to co-founding Argo Management Group, Mr. Fitzgerald was managing director of Adirondack Capital, LLC, a financial futures and derivatives trading firm, and he was a seat-owner on the Chicago Board of Trade. From January 2006 to September 2015, Mr. Fitzgerald was the CEO of Hunter MFG, LLP, a manufacturer and distributor of sports-licensed consumer products. Since January 2006, Mr. Fitzgerald has also served in the role of Chairman of Hunter FMG, LLP. Mr. Fitzgerald received a Bachelor of Science degree in Finance in 2001 from DePaul University with highest honor, Beta Gamma Sigma. He is a 2002 MBA graduate of the Kellogg School of Management, Northwestern University, with concentrations in Finance, Accounting and Management Strategy. Mr. Fitzgerald’s education, background and experience qualify him for his role with Kingsway.

	Board Committee Membership:	Attendance(1)	Public Board Membership:
	Board (as of April 20, 2016)	10/10(2)	100%	Director, Atlas Financial Holdings, Inc. since May 2013 Director, Itasca Capital, Ltd., since June 2016
	Shareholdings:
	Common Shares			Value of Common Shares (3)
	356,510			$2,032,107
	Options(4):
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options (5)
	4-20-16	4-20-20	40,000	$4.67	40,000	$41,200
	TOTALS:	--	40,000	--	40,000	$41,200

Gregory P. Hannon Age: 62 Residence: Ontario, Canada Director Since: September 16, 2009 Independent(6)
Gregory P. Hannon has been a Vice-President and Director of Oakmont Capital Inc., a Toronto-based private investment company, since 1997. He previously was a founding partner of Lonrisk, a Toronto-based specialty insurer and subsidiary of the London Insurance Group, where he was the Chief Financial Officer. Prior to that, Mr. Hannon worked for the Continental Bank of Canada in commercial credit and as auditor for Arthur Andersen and Company, Chartered Accountants. Mr. Hannon received a Bachelor of Commerce degree from Queen’s University in 1978 and an M.B.A. from The Harvard Business School in 1987. Mr. Hannon brings to the Board entrepreneurial experience, as well as expertise in accounting, auditing and financial reporting.

	Board Committee Membership:	Attendance(1)		Public Board Membership:
	Board	16/17	94%	None
	Audit Committee	11/11	100%
	Nominating and Corporate Governance Committee	2/2	100%
	Shareholdings:
	Common Shares(7)			Value of Common Shares(3)
	1,910,250			$10,888,425
	Options:
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options
	N/A	N/A	N/A	N/A	N/A	N/A
	TOTALS:	--	--	--	--	--

Terence M. Kavanagh Age: 62 Residence: Ontario, Canada Director Since: April 23, 2009 Independent(6)
Terence M. Kavanagh has, since 1997, served as President and a Director of Oakmont Capital Inc., a Toronto-based private investment company. Prior to co-founding Oakmont Capital, Mr. Kavanagh’s previous experience includes managing the Brentwood Pooled Investment Fund, a North American based investment fund, and managing a number of family-owned operating businesses in the real estate, property management and building services industries. Mr. Kavanagh was previously an investment banker in New York and Toronto with The First Boston Corporation and Lehman Brothers. Mr. Kavanagh received a Bachelor of Law degree from Western University in 1978, and an M.B.A. from the Tuck School of Business at Dartmouth College in 1982. Mr. Kavanagh brings extensive knowledge of the financial services industry to the Board.

	Board Committee Membership:	Attendance(1)		Public Board Membership:
	Board	17/17	100%	None
	Compensation & Management Resources Committee	4/4	100%
	Audit Committee	11/11	100%
	Investment Committee	1/1	100%
	Plan Committee	0/0	N/A
	Shareholdings:
	Common Shares(7)			Value of Common Shares(3)
	1,897,250			$10,814,325
	Options:
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options
	N/A	N/A	N/A	N/A	N/A	N/A
	TOTALS:	--	--	--	--	--

Gary R. Schaevitz Age: 73 Residence: Florida, United States of America Director Since: February 21, 2014 Independent(6)
Gary R. Schaevitz was employed by Oppenheimer and Co., an investment advisory firm, from 2007 through January 2016, as a Senior Vice President, Investments. Mr. Schaevitz is currently retired. Mr. Schaevitz received a Bachelor of Science degree from Michigan State University in 1965. Mr. Schaevitz’s background in the financial markets, including asset management, adds short- and long-term planning and development insight to the Board.

	Board Committee Membership:	Attendance(1)		Public Board Membership:
	Board	15/17	88%	None
	Nominating and Corporate Governance Committee	2/2	100%
	Investment Committee	1/1	100%
	Shareholdings:
	Common Shares(8)			Value of Common Shares(3)
	363,972			$2,074,640
	Options:
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options
	N/A	N/A	N/A	N/A	N/A	N/A
	TOTALS:	--	--	--	--	--

Joseph D. Stilwell Age: 55 Residence: New York, United States of America Director Since: April 23, 2009 Independent(6)
Joseph D. Stilwell is the owner and managing member of Stilwell Value LLC, the General Partner of a group of funds known as The Stilwell Group. Mr. Stilwell started his first fund in 1993 and has been reviewing and analyzing financial statements and managing investment funds for well over 20 years. He graduated in 1983 from the Wharton School at the University of Pennsylvania with a Bachelor of Science in Economics.

	Board Committee Membership:	Attendance(1)		Public Board Membership:
	Board	16/17	94%	None
	Audit Committee	10/11	91%
	Compensation & Management Resources Committee	4/4	100%
	Plan Committee	0/0	N/A
	Shareholdings:
	Common Shares(9)			Value of Common Shares(3)
	3,844,746			$21,915,052
	Options:
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options
	N/A	N/A	N/A	N/A	N/A	N/A
	TOTALS:	--	--	--	--	--

Larry G. Swets, Jr. Age: 42 Residence: Illinois, United States of America Director Since: September 16, 2013 Not independent
Larry G. Swets, Jr. has served as our Chief Executive Officer since July 2010 and as our President from July 2010 until March 2017. Before joining Kingsway in January 2010, Mr. Swets founded Itasca Financial, LLC, an advisory and investment firm specializing in the insurance industry. Prior to his work at Itasca Financial, Mr. Swets served as an insurance company executive and advisor, including the role of Director of Investments and Fixed Income Portfolio Manager for Kemper Insurance. Mr. Swets graduated from Valparaiso University in 1997 and earned a Master’s degree in Finance from DePaul University in 1999. He also holds the Chartered Financial Analyst designation. Mr. Swets is qualified to serve on our Board of Directors due to his extensive understanding of Kingsway, and his considerable operating, investment and management experience in companies in the insurance industry.

	Board Committee Membership:	Attendance(1)		Public Board Membership:
	Board	17/17	100%
Director, Atlas Financial Holdings, Inc. since December 31, 2010

Director, 1347 Property Insurance Holdings, Inc. since November 2013

Director, Limbach Holdings, Inc. (formerly 1347 Capital Corp.), since April 2014

Director, Itasca Capital, Ltd., since June 2016

	Shareholdings:
	Common Shares (10)			Value of Common Shares(3)
	2,082,905			$11,872,559
	Options(4):
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options (5)
	3-28-2014	3-27-2018	400,000	$4.50	400,000	$480,000
	TOTALS:	--	400,000	--	400,000	$480,000

Notes:

(1)	All of the directors attended the 2016 annual meeting of shareholders.

(2)	The Board held seven meetings prior to Mr. Fitzgerald’s appointment.

(3)	The value of the Common Shares is based on the closing price of the Common Shares on the NYSE as of April 10, 2017: $5.70.

(4)
Upon the recommendation of the Compensation & Management Resources Committee and the Plan Committee, the Board awarded an aggregate of 651,875 stock options to certain officers of the Corporation pursuant to the 2013 Equity Incentive Plan.

(5)
The value of unexercised options is calculated by multiplying (i) the number of Common Shares underlying the unexercised options, by (ii) the difference between the closing price of the Common Shares on the NYSE as of April 10, 2017 of $5.70 and the exercise price of the options.

(6)
“Independent” refers to the standards of independence established under Sections 1.4 and 1.5 of the Canadian Securities’ Administrators National-Instrument 52-110 - Audit Committees (“NI 52-110”), and section 301 of the Sarbanes-Oxley Act of 2002 (“SOX”) and the criteria for independence established by the NYSE and SEC.

(7)
This aggregate number includes Common Shares beneficially owned, controlled or directed. As discussed above under “Voting Securities and Principal Holders Thereof,” Mr. Hannon and Mr. Kavanagh share voting and dispositive control over 1,862,500 Common Shares owned directly by Oakmont.

(8)
Mr. Schaevitz directly owns 175,696 Common Shares and indirectly owns, through the holdings of family members, 186,376 Common Shares. Mr. Schaevitz also indirectly holds 1,900 Common Shares via a trust. Mrs. Sandra Schaevitz has voting and dispositive control over the Common Shares held by the trust.

(9)
Mr. Stilwell owns 162,500 Common Shares directly and is the managing member and the owner of Stilwell Value LLC, the General Partner of each of Stilwell Activist Fund, L.P. (which owns 295,924 Common Shares), Stilwell Activist Investments, L.P. (which owns 2,423,256 Common Shares), Stilwell Associates, L.P. (which owns 903,066 Common Shares) and Stilwell Value Partners III, L.P. (which owns 60,000 Common Shares).

(10)	Includes 1,382,665 Restricted Common Shares issued to Mr. Swets pursuant to the 2013 Equity Incentive Plan.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Name (Age)	Executive Officer Since	Current Position	Previous Business Experience
William A. Hickey, Jr. (58)	August 30, 2010	EVP and CFO
Mr. Hickey has served as Executive Vice President of the Corporation since August 2010, as CFO since April 2011, and as Chief Operating Officer from August 2010 to March 2017. Before joining the Corporation, Mr. Hickey was a Managing Director at the Chicago office of Macquarie Capital, a corporate finance and investment firm, from 2009 to 2010. Mr. Hickey earned his Bachelor of Business Administration degree in accountancy from the University of Notre Dame in 1981 and a Master of Management degree in finance and management policy from the J.L. Kellogg School of Management at Northwestern University in 1986. He was awarded the Chartered Financial Analyst designation in 1989 and the Certified Public Accountant designation in 1981.

Hassan R. Baqar (39)	January 9, 2014	VP, Finance
Mr. Baqar has served as Vice President - Finance of the Corporation since January 2014 and as a Vice President of subsidiary Kingsway America Inc. since 2010. Before joining the Corporation, Mr. Baqar was the Director of Finance at Itasca Financial, LLC from 2008 to 2009. He earned a Bachelor of Accounting and Business Administration from Monmouth College in 2000 and a Masters of Business Administration from Northeastern Illinois University in 2009.

CEASE TRADE ORDERS, BANKRUPTCIES, PENALTIES OR SANCTIONS
Except as disclosed below, to the knowledge of management, no nominee for election as a director of the Corporation is, or has been within ten years before the date of this Circular:

1)
a director, chief executive officer (“CEO”) or chief financial officer (“CFO”) of any company (including the Corporation) that (i) was subject to an order that was issued while the nominee was acting in the capacity as director, CEO or CFO or (ii) was subject to an order that was issued after the nominee ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as director, CEO or CFO;

2)
a director or executive officer of any company (including the Corporation) that, while such nominee was acting in that capacity, or within one (1) year of such nominee ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangements or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

3)
became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangements or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of such nominee.

For the purposes of the foregoing, the term “order” means a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days.
Mr. Hannon was a director of Delhi Solac Inc., which was placed into bankruptcy on June 6, 2014.
Mr. Fitzgerald is a director of Hunter Licensed Sports Distributing Corporation, which was the subject of a receivership order from the Superior Court of Quebec dated March 3, 2017. The receivership order continues to the date of this Circular.
Except as disclosed below, to the knowledge of management, no nominee for election as a director of the Corporation has been subject to:

1)
any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

2)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.
On March 16, 2015, Mr. Stilwell and Stilwell Value LLC, an SEC registered investment adviser affiliated with Mr. Stilwell (“Value”), consented to the entry of an administrative SEC order (the “Order”) that alleged civil violations of certain securities regulations for, among other things, failing to adequately disclose conflicts of interest presented by inter-fund loans between certain private investment partnerships managed by Value or Mr. Stilwell, which loans were repaid in full without monetary loss to investors from the alleged conduct. The Order required, among other things, that 1) Mr. Stilwell be suspended for twelve months (from March 2015 to March 2016) from association with Value, its related business, or any other SEC regulated investment business and he pay a civil money penalty ($100,000); and 2) Value pay a civil money penalty ($250,000) and repay certain management fees. All penalties and repayment obligations have been fully discharged.
APPOINTMENT OF AUDITORS
The Board recommends approval of the appointment of BDO USA, LLP of Grand Rapids, Michigan (“BDO USA”), the present auditors, as the auditors of the Corporation until the close of the next annual meeting of shareholders and the authorization of the Board to set the auditors’ remuneration. BDO USA provides services in connection with the audit of the Corporation’s financial statements as well as assistance with our Annual Report on Form 10-K submitted to the SEC and consultation on matters relating to accounting and financial reporting. Representatives of BDO USA are not expected to be present at the Meeting but will be available to respond to appropriate questions in writing.

AUDIT FEES
The aggregate fees billed by BDO USA for professional services rendered for the audit of the consolidated financial statements of the Corporation and its subsidiaries, and for the reviews of the Corporation’s quarterly financial statements, including expenses reimbursed, were $566,773 in fiscal year 2016 and $558,139 in fiscal year 2015.
AUDIT-RELATED FEES
The aggregate audit-related fees, including expenses reimbursed, billed by BDO USA for services rendered to the Corporation and its subsidiaries pertaining to the audit of the 401(k) plan were $15,744 in fiscal year 2016 and $15,158 in fiscal year 2015.
TAX FEES
The aggregate fees, including expenses reimbursed, billed by BDO USA for tax compliance, tax advice and tax planning services were zero in fiscal years 2016 and 2015.
ALL OTHER FEES
The aggregate fees, including expenses reimbursed, billed by BDO USA for services other than the services reported above under “Audit Fees,” “Audit-Related Fees” and “Taxes” were zero in fiscal years 2016 and 2015.
The Audit Committee Charter provides for the Audit Committee to establish the auditors’ fees. Such fees have been based upon the complexity of the matters in question and the time incurred by the auditors. Management believes that the fees negotiated in the past with the auditors of the Corporation were reasonable in the circumstances and would be comparable to fees charged by other auditors providing similar services.
As discussed in the “Report of the Audit Committee” in this Circular, the Audit Committee has reviewed and considered whether the provision of services other than audit services is compatible with maintaining the auditors’ independence. The Audit Committee has considered and pre-approved expenditure limits for the Corporation’s auditors and established a system to review and pre-approve the provision of audit and non-audit services by the Corporation’s auditors to ensure they are consistent with maintaining the auditors’ independence. In 2016 and 2015, all audit and non-audit services were pre-approved by the Audit Committee.
Management and the Board unanimously recommend that shareholders vote FOR the approval of the appointment of BDO USA as auditors of the Corporation. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the approval of the appointment of BDO USA as auditors of the Corporation.
ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS
The Corporation is providing shareholders with a non-binding advisory vote to approve the compensation of the named executive officers, commonly known as a “say-on-pay” vote, as required by Section 14A of the Exchange Act. Section 14A of the Exchange Act was amended in response to the Dodd-Frank Wall Street Reform and Consumer Protection Act.
At the 2012 annual meeting, shareholders were asked to cast a non-binding advisory vote on whether the say-on-pay vote should be held every year, every two years or every three years. A majority of shareholders voting on the matter indicated a preference for holding the say-on-pay vote on an annual basis, in accordance with the recommendations of the Board. Accordingly, the Board resolved that the non-binding advisory vote to approve the compensation of our named executive officers will be held on an annual basis at least until the next frequency vote is held in 2018.

RESOLUTION
The advisory vote on executive compensation is a non-binding vote on the compensation of the Corporation’s named executive officers, as described in “Executive Compensation” below. Shareholders may abstain from voting, if they so choose. Accordingly, the Corporation is asking its shareholders to approve the following resolution at the Meeting:
RESOLVED that the compensation paid to the Corporation’s named executive officers, including the compensation tables and narrative discussion as contained in the Corporation’s Management Information Circular and Proxy Statement dated April 28, 2017, be and is hereby approved.
As an advisory vote, the result of the say-on-pay vote is non-binding on the Corporation and the Board; however, the Board and the Compensation & Management Resources Committee value the opinions of shareholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
Management and the Board unanimously recommend that shareholders vote FOR the approval of the advisory resolution approving the 2016 compensation of the named executive officers, as disclosed in this Circular. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the approval of the advisory resolution approving the 2016 compensation of the named executive officers. The next advisory vote on the approval of the compensation of our named executive officers will occur at the 2018 annual meeting in respect of compensation paid in the fiscal year ending December 31, 2017.
STATEMENT OF CORPORATE GOVERNANCE PRACTICES
The Canadian securities regulatory authorities have adopted National Instrument 58-101 - Disclosure of Corporate Governance Practices (“NI 58-101”), which requires disclosure of the approach of the Corporation to corporate governance, and National Policy 58-201 - Effective Corporate Governance (“NP 58-201”), which provides guidance on corporate governance practices. In the U.S., SOX as well as the NYSE listing standards and corporate governance requirements (the “NYSE Provisions”) require similar disclosure.
Except for Mr. Swets, the Chief Executive Officer, and Mr. Fitzgerald, the President and Chief Operating Officer, the current and proposed directors are independent as determined in accordance under Sections 1.4 and 1.5 of National Instrument 52-110 - Audit Committees (“NI 52-110”), and section 301 of SOX and the criteria for independence established by the NYSE. Accordingly, the majority of the current and proposed directors are independent.
During 2016, the Board met 17 times, including in-person and telephonic meetings. In addition, the independent directors held one meeting of the independent directors. Each director attended at least 75% of the total meetings of the Board and committees of the Board on which he served. Additionally, the directors often communicate informally to discuss our affairs and, when appropriate, take formal action by written consent of all directors, in accordance with the Articles, bylaws and applicable law.
The Corporation has adopted a Statement of Corporate Governance Practices which complies with NI 58-101 and with the NYSE Provisions. The Statement of Corporate Governance Practices was amended and adopted by the Board on March 17, 2017 and is periodically reviewed. The Statement of Corporate Governance Practices can be found on the Corporation’s website at www.kingsway-financial.com/corporate-governance and is also attached as Schedule “A” to this Circular.
The Corporation has also adopted a written code of ethics, which was amended and adopted by the Board on March 17, 2017, applicable to our directors, principal executive officer, principal financial officer, and other senior financial personnel. The Code of Business Conduct & Ethics is posted on the Corporation’s website at www.kingsway-financial.com/corporate-governance. Any future amendments to the Corporation’s code of ethics for senior financial personnel and any grant of waiver from a provision of the code requiring disclosure under applicable SEC rules will be disclosed in the “Corporate Governance” section of our website. The Corporation will provide to any person, without charge, a copy of the code of ethics, upon written request to the Corporation, Attention: Legal Department, 150 Pierce Road, 6th Floor, Itasca, Illinois 60143.
The board has five (5) standing committees: the Audit Committee, the Compensation & Management Resources Committee, the Nominating and Corporate Governance Committee, the Investment Committee and the Plan Committee.

The following are reports of Board committees which summarize the mandates and activities of each committee.
BOARD OF DIRECTORS COMMITTEES
THE AUDIT COMMITTEE
The Board has a standing Audit Committee which operates pursuant to a written charter adopted by the Board. The Audit Committee consists of three or more directors, each of whom is an outside director who is unrelated to the Corporation, free from any relationship that would interfere with the exercise of his or her independent judgment and each of whom is “independent” under the listing rules of the New York Stock Exchange. Audit Committee members meet the requirements of the Business Corporations Act (Ontario), all applicable securities laws, and the Toronto Stock Exchange and the New York Stock Exchange. All members of the Audit Committee are financially literate, being defined as able to read and understand basic financial statements, and the Chair of the Audit Committee has accounting or related financial management expertise. At least one member of the Audit Committee is an “audit committee financial expert” as defined in the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). Pursuant to the Audit Committee charter, members of the Audit Committee may not simultaneously serve on the audit committees of more than two other public companies without the approval of the Audit Committee.
The primary purpose of the Audit Committee is to:

(i)	Identify and monitor the management of the principal risks that could impact the financial reporting of the Corporation;

(ii)	Monitor the integrity of the Corporation’s financial reporting process and system of internal controls regarding financial reporting and accounting appropriateness and compliance;

(iii)	Appoint, replace and monitor the independence and performance of the Corporation’s external auditors;

(iv)	Provide an avenue of communication among the external auditors, management and the Board; and

(v)	Review the annual audited and quarterly unaudited financial statements with management and the external auditors.

As of December 31, 2016, the Audit Committee was comprised of Gregory P. Hannon (Chair), Terence M. Kavanagh and Joseph D. Stilwell. The Board has determined that each member of the Audit Committee is “independent” and meets the financial literacy requirements of the NYSE listing standards, and that each member of the Audit Committee meets the enhanced independence standards established by the SEC (including Section 10A(m)(3) of and Rule 10A-3 under the Exchange Act). The following is a description of the education and experience of each member of the Audit Committee that is relevant to the performance of his responsibilities as a member of the Audit Committee:

Gregory P. Hannon has been a Vice-President and Director of Oakmont Capital Inc. since 1997. He previously was a founding partner of Lonrisk, a Toronto-based specialty insurer and subsidiary of the London Insurance Group, where he was the Chief Financial Officer. Prior to that, Mr. Hannon worked for the Continental Bank of Canada in commercial credit and as an auditor for Arthur Andersen and Company, Chartered Accountants. Mr. Hannon received a Bachelor of Commerce degree from Queen’s University in 1978 and a Master of Business Adminstration from The Harvard Business School in 1987. Mr. Hannon qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC.
Terence M. Kavanagh has served as President and a Director of Oakmont Capital Inc. since 1997. Prior to his cofounding of Oakmont Capital Inc., he managed the Brentwood Pooled Investment Fund and worked as an investment banker in New York and Toronto. Mr. Kavanagh earned a Bachelor of Law degree from Western University and a Master of Business Administration from the Tuck School of Business at Dartmouth College.
Joseph D. Stilwell, is the owner and managing member of Stilwell Value LLC, the General Partner of a group of funds known as The Stilwell Group. Mr. Stilwell started his first fund in 1993 and has been reviewing and analyzing financial statements and managing investment funds for well over 20 years. He graduated in 1983 from the Wharton School at the University of Pennsylvania with a Bachelor of Science in Economics.

The Audit Committee held eleven (11) meetings in the fiscal year ended December 31, 2016. The responsibilities and duties of the Audit Committee are set out in the Audit Committee’s charter, which was amended and adopted by the

Board on March 17, 2017 and is available on the Corporation’s website at www.kingsway-financial.com. The Audit Committee charter is also attached as Schedule “B” to this Circular.
Report of the Audit Committee
The Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Corporation’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 1301 (Communications with Audit Committees).
The Corporation’s independent auditors also provided to the Audit Committee the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditors that firm’s independence. The Audit Committee also considered whether the provision of non-audit services by the independent auditors is compatible with their independence.
Based upon the Audit Committee’s discussion with management and the Corporation’s independent auditors and the Audit Committee’s review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC.
Members of the Audit Committee
Gregory P. Hannon (Chair)
Terence M. Kavanagh
Joseph D. Stilwell

THE COMPENSATION & MANAGEMENT RESOURCES COMMITTEE
The Board has a standing Compensation & Management Resources Committee (the “Compensation Committee”) which operates pursuant to a written charter adopted by the Board. The Compensation Committee shall consist of two or more directors, each of whom must satisfy the applicable independence requirements of the Toronto Stock Exchange, the New York Stock Exchange and any other regulatory authorities. At least two members of the Committee also must qualify as “outside” directors within the meaning of Internal Revenue Code of 1986, as amended (the “Code”) Section 162(m) and as “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Board has determined that each member of the Compensation Committee in the fiscal year ended December 31, 2016 was independent under the criteria established by the applicable regulatory authorities.

The Compensation Committee held four (4) meetings in the fiscal year ended December 31, 2016. The responsibilities and duties of the Compensation Committee are set out in the Compensation Committee’s charter, which was amended and adopted by the Board on March 17, 2017 and is available on the Corporation’s website at www.kingsway-financial.com.
The primary purpose of the Compensation Committee is to:

(i)	Assist the Board in discharging its responsibilities in respect of compensation of the Corporation’s executive officers and subsidiary Presidents;

(ii)	Provide recommendations to the Board in connection with directors' compensation;

(iii)	Provide recommendations to the Board in connection with succession planning for senior management of the Corporation; and

(iv)	Produce an annual report for inclusion in the Circular and Annual Report on Form 10-K.

In making its compensation decisions and recommendations, the Compensation Committee may take into account the recommendations of the Chief Executive Officer with respect to the other senior officers of the Corporation and the President of each of the Corporation’s subsidiaries. Other than giving such recommendations, however, the Chief Executive Officer has no formal role and no authority to determine the amount or form of executive and director compensation.

The Compensation Committee shall have the sole authority to retain and terminate (or obtain the advice of) any adviser to assist it in the performance of its duties, but only after taking into consideration all factors relevant to the adviser’s independence from management, including those specified in Section 303A.05(c) of the New York Stock Exchange Listed Company Manual. The Compensation Committee shall evaluate and determine whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K under the rules and regulations of the SEC.

As of December 31, 2016, the Compensation Committee was comprised of Joseph D. Stilwell (Chair) and Terence M. Kavanagh.

THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
The Board has a standing Nominating and Corporate Governance Committee which operates pursuant to a written charter adopted by the Board. The Nominating and Corporate Governance Committee consists of no fewer than two directors, each of whom satisfies the applicable independence requirements of the Toronto Stock Exchange, the New York Stock Exchange and any other regulatory authorities. The Board has determined that each member of the Nominating and Corporate Governance Committee in the fiscal year ended December 31, 2016 was independent under the criteria established by the applicable regulatory authorities.

The Nominating and Corporate Governance Committee held two (2) meetings in the fiscal year ended December 31, 2016. The responsibilities and duties of the Nominating and Corporate Governance Committee are set out in the Nominating and Corporate Governance Committee’s charter, which was amended and adopted by the Board on March 17, 2017 and is available on the Corporation’s website at www.kingsway-financial.com.

The primary purpose of the Nominating and Corporate Governance Committee is to:

(i)
Identify, evaluate and recommend individuals qualified to become members of the Board, consistent with criteria approved by the Board, and select or recommend that the Board select the director nominees to stand for election at each annual or special meeting of shareholders of the Corporation in which directors will be elected or to fill vacancies on the Board;

(ii)	Develop and recommend to the Board a set of corporate governance principles applicable to the Corporation;

(iii)	Oversee the annual performance evaluation of the Board and its committees and management; and

(iv)	Otherwise take a leadership role in shaping and providing oversight of the corporate governance of the Corporation, including recommending directors eligible to serve on all committees of the Board.

The Corporation believes that the current Board has the mix of the industry knowledge, experience and financial expertise required to provide strong oversight of the Corporation. As of the date of this Circular, no members of the Board of the Corporation are women. The Corporation has one female officer, being 20% of the officers of the Corporation. The Board has not adopted targets, goals or written policies for Board membership or officer positions based on race, gender, sexual orientation, religion or national origin. The Board does not necessarily consider the level of female representation on the Board or in officer positions, and believes that the nomination of individuals to the Board and the appointment of individuals as officers should be made on the basis of the skills, knowledge, experience and character of individual candidates and would strongly consider any substantial equity owner with industry or financial expertise. The Board is of the view that adopting targets could compromise its ability to be responsive to the needs of the Corporation which may arise over time.
In considering a candidate for nomination as a member of the Board, the Nominating and Corporate Governance Committee will consider criteria such as equity ownership; an entrepreneurial mindset; independence; occupational background; level and type of business experience; and the number of boards on which the individual serves.
The Nominating and Corporate Governance Committee will consider recommendations for director candidates submitted by shareholders. Such questions, comments or recommendations should be submitted in writing to the Nominating and Corporate Governance Committee in care of the Office of the Secretary at 150 Pierce Road, 6th Floor, Itasca, IL 60143.
As of December 31, 2016, the Nominating and Corporate Governance Committee was comprised of Gregory P. Hannon

(Chair) and Gary R. Schaevtiz.

THE INVESTMENT COMMITTEE

The Board has a standing Investment Committee which operates pursuant to a written charter adopted by the Board. The Investment Committee consists of two or more directors, the majority of whom must satisfy the applicable independence requirements of the Toronto Stock Exchange and other applicable regulatory authorities. The Board has determined that each member of the Investment Committee in the fiscal year ended December 31, 2016 was independent under the criteria established by the applicable regulatory authorities.

The Investment Committee held one (1) meeting in the fiscal year ended December 31, 2016. In addition, matters relating to the mandate of the Investment Committee in respect of the Corporation were addressed by the Board in the fiscal year ended December 31, 2016. The responsibilities and duties of the Investment Committee are set out in the Investment Committee’s charter, which was amended and adopted by the Board on March 17, 2017 and is available on the Corporation’s website at www.kingsway-financial.com.

The primary purpose of the Investment Committee is to:

(i)	Assist the Board and management in respect of the management of the invested assets of the Corporation and its subsidiary companies;

(ii)	Develop and monitor investment policies and guidelines for the Corporation;

(iii)	Select and retain external investment managers; and

(iv)	Monitor the performance of external investment managers, if any.

As of December 31, 2016, the Investment Committee was comprised of Gary R. Schaevitz (Chair) and Terence M. Kavanagh.
THE PLAN COMMITTEE
The 2013 Equity Incentive Plan is administered by the Plan Committee, consisting of Terence M. Kavanagh and Joseph D. Stilwell. Each member of the Plan Committee is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act; (ii) an “outside director” within the meaning of Section 162(m) of the Code; and (iii) “independent” within the meaning of the rules of the TSX and the NYSE. The Plan Committee held zero meetings in the fiscal year ended December 31, 2016.
All awards are evidenced by an agreement containing such provisions not inconsistent with the 2013 Equity Incentive Plan as the Plan Committee approves. The Plan Committee also has the authority to establish rules and regulations for administering the 2013 Equity Incentive Plan and to decide questions of interpretation or application of any provision of the 2013 Equity Incentive Plan. The Plan Committee is authorized to take any action such that all or a portion of the restriction or vesting period on any Restricted Common Shares will lapse.
The Plan Committee may delegate some or all of its power and authority under the 2013 Equity Incentive Plan to the Board, the Chief Executive Officer or such other executive officer of the Corporation as the Plan Committee deems appropriate, except that (i) it may not delegate its power and authority to the Board, the Chief Executive Officer or any other executive officer with regard to awards to persons who are “covered employees” within the meaning of Section 162(m) of the Code or are likely to become such while an award is outstanding; and (ii) it may not delegate its power and authority to the Chief Executive Officer or any other executive officer with regard to awards to persons subject to Section 16 of the Exchange Act.
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
It is the Corporation’s policy to forward to the directors any correspondence it receives that is addressed to them. Shareholders, or other interested parties, who wish to communicate with the directors may do so by sending their correspondence addressed to the director or directors as follows: Kingsway Financial Services Inc., Attention: Investor Relations, 45 St. Clair Avenue West, Suite 400, Toronto, Ontario M4V 1K9 Canada.
Our directors’ attendance at annual meetings can provide shareholders with an opportunity to communicate with directors about issues affecting the Corporation. Our Statement of Corporate Governance Practices encourages our directors to attend the annual meeting of shareholders. All of our directors attended our 2016 annual meeting.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Board determined that each member of the Compensation Committee in 2016 was independent under the criteria established by the NYSE. As of December 31, 2016, the Compensation Committee was comprised of Joseph D. Stilwell and Terence M. Kavanagh. All members of the Compensation Committee were independent directors, and no member was an employee or former employee of the Corporation. During 2016, none of our executive officers served on the Compensation Committee or board of directors of another entity whose executive officer served on our Compensation Committee.
BOARD OF DIRECTORS LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT
Our Chief Executive Officer, Larry G. Swets, Jr., joined our Board on September 16, 2013. Since September 16, 2013, Terence M. Kavanagh has been serving as our independent non-executive Chairman of the Board. The Chairman focuses on the overall strategy of the business and leadership of the Board, including presiding at all Board meetings and the annual meeting of shareholders; establishing Board meeting agendas in consultation with the Chairs of the Board committees; acting as a liaison between the directors and the Corporation’s management; advising the Chief Executive Officer of the quality, quantity and timeliness of the flow of information from management to enable the directors to effectively and responsibly perform their duties; facilitating teamwork and communication among directors; and maintaining frequent contact with the Chief Executive Officer.
The Corporation’s management is primarily responsible for managing risk and informing the Board of the material risks confronting the Corporation. The Board has oversight responsibility of the processes established to monitor and manage such risks. The Board believes that such oversight function is the responsibility of the entire Board through frequent reports and discussions at regularly scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board. In particular, the Audit Committee oversees the management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. The independent members of the Board oversee risk management related to the Corporation’s corporate governance practices and the Corporation’s executive compensation plans and arrangements. These specific risk categories and the Corporation’s risk management practices are regularly reviewed by the entire Board in the ordinary course of regular Board meetings.
COMPENSATION DISCUSSION AND ANALYSIS
This section discusses the principles underlying our executive compensation policies and decisions. It provides qualitative information regarding the manner in which compensation is earned by the four executive officers whose compensation is disclosed in the compensation tables following this discussion. We refer to these executive officers as “named executive officers.” Our named executive officers for 2016 were:

•	Larry G. Swets, Jr., Chief Executive Officer

•	William A. Hickey, Jr., Executive Vice President and Chief Financial Officer

•	John T. Fitzgerald, President and Chief Operating Officer

•	Hassan R. Baqar, Vice President
Determination of Compensation
Our Compensation Committee is responsible for overseeing our executive compensation program. The Compensation Committee meets periodically throughout the year to review and consider adjustments, if any, to our named executive officers’ compensation. Our Chief Executive Officer evaluates the individual performance and contributions of each other named executive officer and, at least annually, reports to the Compensation Committee his recommendations regarding each element of the other named executive officers' compensation.  Our Chief Executive Officer does not participate in any formal discussions with the Compensation Committee or the Board regarding his own compensation.

The Compensation Committee does not generally adjust base salary and equity-based compensation but rather focuses each year on annual performance-based cash compensation to motivate and reward individual named executive officers within the context of our desire to attain financial and operational goals. Subjective factors considered by the Compensation Committee in determining annual performance-based cash compensation include each named executive officer's skills and capabilities, contributions as a member of the executive management team, contributions to our overall performance and whether the total compensation potential and structure is sufficient to retain the named executive officers when considering the compensation potential that may be available elsewhere.
The Compensation Committee has the authority to engage its own consultants and advisors to assist it in carrying out its responsibilities; however, it did not engage any consultants or advisors in determining named executive officer compensation for fiscal year 2016 and has no such plans going forward.
Executive Compensation Philosophy and Objectives
We believe that executive officer compensation should be structured to provide competitive base salaries and benefits, as well as the opportunity to participate in our Corporation’s continued growth, in order to motivate our executives to attain established financial, operational and other goals that we believe will lead to an increase in shareholder value.
In determining the form and amount of compensation payable to the named executive officers, we are guided by the following objectives and principles:

•	Compensation levels should be competitive to attract and retain key executives.

•	Compensation should relate directly to performance, and incentive compensation should constitute a significant portion of total compensation.

•	Long-term incentive compensation should align executives' interests with our shareholders' interests, and should reinforce a culture of ownership, excellence and responsiveness.

•	Compensation should enable executives to share in the success that they help create.
Each of the primary elements of our executive compensation program is discussed in more detail below.
Elements of Executive Compensation Program
In order to align executive compensation with our compensation philosophy, our executive compensation package contains three principal components: (i) base salary, (ii) annual performance-based cash compensation and (iii) long-term equity incentive compensation. Each component of our executive compensation program is designed to reward a different aspect of performance.
Base Salary
The base salaries of our executive officers are initially negotiated at the time of their recruitment or promotion and with reference to their experience, expected contribution and market factors.  The base salaries of our named executive officers are reviewed annually by the Compensation Committee.  No base salary increases were approved for our named executive officers during 2016.
The total base salaries paid to our named executive officers in 2016 are set forth in the “2016 Summary Compensation Table” section of the Circular.
Annual Performance-Based Cash Compensation
We use cash bonuses to motivate our named executive officers to achieve financial and strategic objectives.  The Compensation Committee generally intends to determine a cash bonus pool each year based upon the amount of the Corporation’s net income that exceeds 10% of the Corporation’s stockholders’ equity, subject to adjustment in the discretion of the Compensation Committee.  Once a cash bonus pool, if any, has been determined by the Compensation Committee, allocation of individual cash bonuses among named executive officers is completely discretionary on the part of the Compensation Committee, based in part upon input from the Chief Executive Officer with respect to the other named executive officers. Individual named executive officers do not have specific annual objectives or specific target bonuses.
The actual cash bonuses earned for 2016 are set forth in the “2016 Summary Compensation Table” section of the Circular.

Long-Term Equity-Based Incentives
We do not currently have any formal stock ownership requirements or guidelines for our named executive officers. We have in the past granted long-term equity-based awards in order to reward and encourage long-term corporate performance based on the value of our common stock and, thereby, align the interests of our executive officers, including our named executive officers, with those of our shareholders. At the 2013 annual meeting, the shareholders approved the 2013 Equity Incentive Plan, which replaced the prior plan with respect to the granting of future equity awards. Under the 2013 Equity Incentive Plan, the Corporation was able to grant stock options that replaced out-of-the-money stock options held by our current employees under the prior plan. Such replacement options have a term of four years and an exercise price of $4.50, which is equal to the exercise price of warrants for the purchase of Common Shares that the Corporation issued in connection with a capital raise that occurred in 2013. In addition, the Corporation was able to grant to key employees selected by the Corporation new stock options, having the same terms that apply to the replacement options described above, to purchase up to an additional 300,000 Common Shares. As of the Record Date and as of the date of this Circular, the Corporation has granted all 300,000 of the “new” stock options to purchase Common Shares available under the 2013 Equity Incentive Plan. Including the replacement options and the “new” stock options, a total of 651,875 stock options are outstanding under the 2013 Equity Incentive Plan, representing 2.8% of the Common Shares.
Also, pursuant to the 2013 Equity Incentive Plan, the Corporation granted 1,972,345 Restricted Common Shares to certain officers of the Corporation on March 28, 2014. At December 31, 2016, there were 1,952,665 Restricted Common Shares outstanding, representing 8.3% of the Common Shares. The Restricted Common Shares vest on the tenth anniversary of the date of grant of the Restricted Common Shares, subject to the officer’s continued employment through the vesting date.
Pursuant to the Corporation’s acquisition of Argo Management Group LLC (“Argo”) in April 2016, the Corporation issued to Mr. Fitzgerald 500,000 restricted stock units scheduled to vest on March 28, 2024 and 40,000 “new” stock options scheduled to expire four years from the date of grant, both with other terms and conditions substantially similar to those pertaining to the other named executive officers under the 2013 Equity Incentive Plan. The “new” stock options issued to Mr. Fitzgerald were issued pursuant to the 2013 Equity Incentive Plan while the 500,000 restricted stock units issued to Mr. Fitzgerald constituted an “employment inducement award” for purposes of NYSE rules.
The 2013 Equity Incentive Plan is the Corporation’s only compensation plan providing for the issuance of securities of the Corporation as compensation.  At this time, there are no securities under the 2013 Equity Incentive Plan remaining to be granted.
The actual long-term equity-based incentives granted to named executive officers during 2016 by the Compensation Committee are set forth in the “2016 Grants of Plan-Based Awards” section of the Circular.
Retirement Savings
We maintain a qualified retirement savings plan under section 401(k) of the Code, to provide retirement benefits to our eligible employees, including our named executive officers. Eligible employees may defer a portion of their compensation, within limits prescribed under the Code, on a pre-tax basis to the 401(k) plan. The Corporation matches 50% of the first 5% of an eligible employee’s compensation that is contributed to the 401(k) plan.
Employee Stock Purchase Plan
The Corporation has an employee share purchase plan (“ESPP Plan”) whereby qualifying employees, including our named executive officers, can choose each year to have up to 5% of their annual base earnings withheld to purchase Common Shares. In 2014, the ESPP Plan was amended and restated to allow qualifying employees to be eligible for matching Corporation contributions. After one year of employment, the Corporation matches 100% of the employee contribution amount, and the contributions vest immediately. All contributions are used by the plan administrator to purchase Common Shares in the open market.
Employee Benefits and Perquisites
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:

•	medical, dental and vision benefits;

•	medical and dependent care health savings accounts;

•	short-term disability and long-term disability insurance; and

•	life insurance.
We believe that these benefits comprise key elements of a comprehensive compensation program. Our health and welfare benefits help ensure that the compensation packages of our named executive officers are market competitive. Our employee benefit programs are designed to be affordable and competitive in relation to the market.
Severance and Change in Control Benefits
As described more fully below in the section entitled “Potential Payments Upon Termination or Change in Control,” (i) Mr. Hickey and Mr. Baqar are entitled to receive severance benefits pursuant to the terms of their respective severance and employment arrangements consisting of twelve months of base salary for a termination of employment by the Corporation other than for “cause” or by such executive officer for “good reason” (each as defined in the respective severance agreement) and (ii) the named executive officers have accelerated vesting of their restricted stock and restricted stock units under certain scenarios.
Impact of Say-On-Pay Advisory Vote
At our annual meeting of shareholders held on May 24, 2016, approximately 99.37% of the Common Shares that were voted in person or by proxy voted to approve the compensation of the named executive officers.  Although this “say-on-pay” vote is advisory and non-binding, the Compensation Committee values the input of our shareholders and considered the outcome of the vote when determining our executive compensation program for 2017.
Tax and Accounting Considerations
Internal Revenue Code Section 162(m).  Generally, Section 162(m) of the Code disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year to its chief executive officer and each of its other named executive officers (other than its chief financial officer) unless the compensation qualifies as “performance-based compensation” within the meaning of the Code.  Our Compensation Committee considers all elements of the cost to us of providing such compensation, including the potential impact of Section 162(m) of the Code; however, our Compensation Committee has in the past, and may in the future, in its judgment, authorize compensation payments that are not deductible under Section 162(m) of the Code in light of the Corporation’s significant U.S. Federal income tax net operating loss carryforwards or when it believes that such payments are appropriate to attract and retain executive talent.
Internal Revenue Code Section 280G.  Section 280G of the Code disallows a tax deduction with respect to excess parachute payments to certain executives of companies that undergo a change in control.  Excess parachute payments are payments linked to a change in control (such as accelerated vesting of equity awards) that exceed a threshold determined under Section 280G of the Code based on the executive's prior compensation.  In approving the compensation arrangements for our named executive officers, our Compensation Committee considers all elements of the cost to the Corporation of providing such compensation, including the potential impact of Section 280G of the Code; however, our Compensation Committee has in the past and may in the future, in its judgment, authorize compensation arrangements that may not be fully deductible under Section 280G of the Code in light of the Corporation’s significant U.S. Federal income tax net operating loss carryforwards or when it believes that such arrangements are appropriate to attract and retain executive talent.
Accounting for Stock-Based Compensation.  We follow Accounting Standards Codification (“ASC”) Topic 718, for our stock-based compensation awards. ASC Topic 718 requires companies to calculate the grant date “fair value” of their stock-based awards using a variety of assumptions.  ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based awards in their income statements over the period that an employee is required to render service in exchange for the award.  Grants of stock options, restricted stock, restricted stock units and other equity-based awards under our equity incentive award plans will be accounted for under ASC Topic 718.  Our Compensation Committee regularly considers the accounting implications of significant compensation decisions, particularly in connection with decisions that relate to our equity incentive award plans and programs.
Compensation Policies and Practices as Related to Risk Management

The Compensation Committee does not believe the Corporation’s compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Corporation. The Compensation Committee has determined that the Corporation’s executive compensation program does not encourage unnecessary or excessive risk taking as a result of the following factors:

•	As discussed elsewhere in this Circular, our executive officer compensation includes a mix of cash and long-term equity-based incentives.

•	Base salaries do not encourage risk-taking as they are fixed in amount.

•
Performance-based cash compensation focuses on achievement of annual goals; however, the Compensation Committee believes that the long-term equity-based incentives appropriately balance risk and the desire to focus named executive officers on specific annual individual and financial goals important to the Corporation’s success.

•
Performance-based cash compensation is awarded at the discretion of the Compensation Committee, which allows the Compensation Committee to evaluate whether the named executive officers are engaging in activities that create risks prior to awarding any such cash bonuses. This discretion mitigates the likelihood that named executive officers will engage in activities that create risk, and allows the Compensation Committee the ability to refrain from rewarding any such risk-taking.

•
Compensation provided to the named executive officers in the form of long-term equity-based incentives is important to help further align named executive officers’ interests with those of the Corporation’s shareholders. The Compensation Committee believes that these awards do not encourage unnecessary or excessive risk taking because the ultimate value of the awards is tied to the Corporation’s stock price over the long-term. In addition, the awards are subject to long-term vesting schedules to help ensure that executives have significant value tied to long-term stock price performance.

The Corporation has adopted an updated securities trading policy that prohibits directors, officers and employees from entering into hedging or monetization transactions or similar arrangements with respect to the Corporation’s securities.

Report of the Compensation Committee
The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” contained in this Circular. Based on this review and discussion, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Circular and incorporated by reference into our 2016 Annual Report on Form 10-K.
Members of the Compensation Committee
Joseph D. Stilwell (Chair)
Terence M. Kavanagh

EXECUTIVE COMPENSATION
NAMED EXECUTIVE OFFICERS FOR 2016
In 2016, the Corporation’s named executive officers consisted of the Corporation’s Chief Executive Officer, its Chief Financial Officer and the other two of its executive officers who were serving the Corporation on December 31, 2016.
The following individuals, holding the respective positions set forth opposite their names, are the named executive officers for 2016:

Name	Title
Larry G. Swets, Jr.	Chief Executive Officer(1)
William A. Hickey, Jr.	Executive Vice President & Chief Financial Officer(2)
John T. Fitzgerald	President & Chief Operating Officer(3)
Hassan R. Baqar	Vice President

Notes:

(1)	Mr. Swets has served as Chief Executive Officer of the Corporation since July 2010 and as President from July 2010 until March 2017.

(2)	Mr. Hickey has served as Executive Vice President of the Corporation since August 2010, as CFO since April 2011, and as Chief Operating Officer from August 2010 to March 2017.

(3)	Mr. Fitzgerald has served as President & Chief Operating Officer of the Corporation since March 2017 and as Executive Vice President from April 2016 to March 2017.

2016 SUMMARY COMPENSATION TABLE
The following table provides information regarding the compensation of our named executive officers for the last three completed fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation(1) ($)	Total ($)
Larry G. Swets, Jr., CEO	2016	500,000	—	—	—	32,296	532,296
	2015	500,000	1,243,000 (2)	—	—	34,042	1,777,042
	2014	500,000	800,000 (3)	5,724,233 (4)	499,200 (5)	22,730	7,546,163
William A. Hickey, Jr., Executive Vice President & Chief Financial Officer	2016	360,000	—	—	—	26,340	386,340
	2015	360,000	262,500 (2)	—	—	26,559	649,059
	2014	360,000	200,000 (3)	950,130 (4)	124,800 (5)	17,551	1,652,481
John T. Fitzgerald, President and Chief Operating Officer(6)	2016	209,231	—	2,865,000 (7)	71,764 (5)	1,772	3,147,767
Hassan R. Baqar, Vice President	2016	170,000	—	—	—	16,783	186,783
	2015	170,000	375,000 (2)	—	—	16,761	561,761
	2014	170,000	250,000 (3)	478,170 (4)	43,680 (5)	9,297	951,147

Notes:

(1)
For each named executive officer, amounts reported in this column include employer-paid life insurance premiums and contributions to the Corporation’s 401(k) retirement plan and Employee Stock Purchase Plan. The Corporation also paid for executive wellness physicals for Messrs. Swets, Hickey, Fitzgerald and Baqar.

(2)	This amount represents a discretionary cash bonus paid to Messrs. Swets, Hickey and Baqar in 2016 for work performed in 2015.

(3)	This amount represents a discretionary cash bonus paid to Messrs. Swets, Hickey and Baqar in 2015 for work performed in 2014.

(4)
Amount reflects the aggregate grant date fair value of Restricted Common Shares. The amount was determined by multiplying the grant date fair value of the award by the number of Restricted Common Shares granted. This amount represents Restricted Common Shares awarded March 28, 2014, which become fully vested on March 28, 2024 if the named executive officer remains in continuous employment with the Corporation through such date. The actual value that the named executive officer may receive depends on market prices, and there can be no assurance that the amounts reflected will actually be realized.

(5)
Amount represents the aggregate grant date fair value of options. The amount does not represent the realized or unrealized earnings or value earned in the year. The actual value that the named executive officer may receive depends on market prices, and there can be no assurance that the amounts reflected will actually be realized.

(6)	Mr. Fitzgerald joined the Corporation in April 2016 following the Corporation’s acquisition of Argo Management Group LLC.

(7)
Amount reflects the aggregate grant date fair value of Restricted Stock Units. The amount was determined by multiplying the grant date fair value of the award by the number of Restricted Stock Units granted. This amount represents Restricted Stock Units awarded August 24, 2016, which become fully vested on March 28, 2024 if Mr. Fitzgerald remains in continuous employment with the Corporation through such date. The actual value that Mr. Fitzgerald may receive depends on market prices, and there can be no assurance that the amounts reflected will actually be realized.

2016 GRANTS OF PLAN-BASED AWARDS
The following table sets forth information regarding grants of awards made to the Corporation’s named executive officers during 2016.

Name	Grant Date	Award Type	All Other Stock Awards: Number of Units(#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards($)
John T. Fitzgerald	April 20, 2016	Stock Options	—	40,000	4.67	71,764
John T. Fitzgerald	August 24, 2016	Restricted Stock Units	500,000	—	—	2,865,000

2016 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Larry G. Swets, Jr.	400,000 (2)	n/a	4.50	March 27, 2018	1,382,665 (3)	$8,641,656
William A. Hickey, Jr.	100,000 (4)	n/a	4.50	March 27, 2018	229,500 (3)	$1,434,375
John T. Fitzgerald	40,000 (5)	n/a	4.67	April 20, 2020	500,000 (6)	$3,125,000
Hassan R. Baqar	35,000 (7)	n/a	4.50	March 27, 2018	115,500 (3)	$721,875
Notes:

(1)	The value of the Common Shares is based on the closing price of the Common Shares on the NYSE as of December 31, 2016: $6.25.

(2)
This amount represents 150,000 options granted March 28, 2014, which were immediately vested and exercisable as of that date, plus 250,000 options granted pursuant to the Option Exchange Program on March 28, 2014, which were immediately vested and exercisable as of that date and replaced previously awarded options.

(3)
This amount represents Restricted Common Shares awarded March 28, 2014, which become fully vested as of the tenth anniversary of the date of grant if the participant remains in continuous employment with the Corporation through such anniversary.

(4)
This amount represents 50,000 options granted March 28, 2014, which were immediately vested and exercisable as of that date, plus 50,000 options granted pursuant to the Option Exchange Program on March 28, 2014, which were immediately vested and exercisable as of that date and replaced previously awarded options.

(5)	This amount represents 40,000 options granted April 20, 2016, which were immediately vested and exercisable as of that date.

(6)
This amount represents Restricted Stock Units awarded August 24, 2016, which become fully vested on March 28, 2024 if Mr. Fitzgerald remains in continuous employment with the Corporation through such date.

(7)
This amount represents 10,000 options granted March 28, 2014, which were immediately vested and exercisable as of that date, plus 25,000 options granted pursuant to the Option Exchange Program on March 28, 2014, which were immediately vested and exercisable as of that date and replaced previously awarded options.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The Corporation maintains a severance policy for the payment of certain benefits to certain eligible employees of the Corporation, including the named executive officers. Benefits are paid under this policy following a termination of employment in connection with a reduction in work force. Under the policy, upon a qualifying termination of employment, the named executive officers are entitled to two weeks of severance pay for each full year of service with the Corporation, with a minimum of twelve weeks of severance pay and a maximum of 39 weeks of severance pay. Participants are also entitled to receive subsidized benefits as provided under the Consolidated Omnibus Budget Reconciliation Act (COBRA) during the severance period.
Mr. Hickey and Mr. Baqar are entitled to receive severance benefits consisting of twelve months of base salary for a termination of employment by the Corporation, other than for “cause” or by such executive officer for “good reason,” pursuant to the terms of their respective severance and employment arrangements. As defined in each of Messrs. Hickey and Baqar’s respective severance agreements, (A) “cause” means the executive’s involuntary termination due to commission of fraud, embezzlement, theft or other illegal or unethical act likely to materially damage the Corporation; commission of a terminable offense under the Corporation’s policies and procedures; conviction of certain crimes; breach of the executive’s confidentiality obligations or duty of loyalty; or the executive’s willful failure to follow the lawful directions of the Corporation and (B) “good reason” means the executive’s voluntary termination of employment due to a material reduction in the executive’s salary or authority or the Corporation’s breach of the severance agreement.

The named executive officers have accelerated vesting of their restricted stock and restricted stock units under certain scenarios.
The following table shows potential amounts payable to each of the Corporation’s named executive officers had their employment terminated on December 31, 2016 based on the following scenarios: change in control, involuntary termination due to reduction in force, involuntary termination without cause, voluntary termination for good reason and departure due to death or disability. No amounts would be due any of the named executive officers were their employment to terminate due to a voluntary termination without good reason or an involuntary termination for cause.

Name	Payment Elements	Change in Control ($)	Involuntary Termination Due to Reduction in Force ($)	Involuntary Termination Without Cause ($)	Voluntary Termination for Good Reason ($)	Departure Due to Death or Disability ($)
Larry G. Swets, Jr.	Salary	—	134,615	—	—	—
Larry G. Swets, Jr.	Restricted Stock Awards	8,641,656	8,641,656	2,376,455	—	2,376,455
	Totals	8,641,656	8,776,271	2,376,455	—	2,376,455

William A. Hickey, Jr.	Salary	—	360,000	360,000	360,000	—
William A. Hickey, Jr.	Restricted Stock Awards	1,434,375	1,434,375	394,453	—	394,453
	Totals	1,434,375	1,794,375	754,453	360,000	394,453

John T. Fitzgerald	Salary	—	69,231	—	—	—
John T. Fitzgerald	Restricted Stock Units	3,125,000	3,125,000	137,363	—	137,363
	Totals	3,125,000	3,194,231	137,363	—	137,363

Hassan R. Baqar	Salary	—	170,000	170,000	170,000	—
Hassan R. Baqar	Restricted Stock Awards	721,875	721,875	198,516	—	198,516
	Totals	721,875	891,875	368,516	170,000	198,516

DIRECTOR COMPENSATION
DIRECTOR COMPENSATION – NARRATIVE DESCRIPTION
The Corporation’s director compensation program is designed to provide nominal compensation for the risks and responsibilities of being a director. Only non-employee directors of the Board are remunerated for serving as directors of the Corporation. Non-employee directors received a single retainer fee, payable quarterly, in the amount of CAD$100,000 for 2016. The Corporation also paid an additional fee of CAD$50,000 to each of the Chairman of the Board and the Chair of the Audit Committee. In 2016, the exchange rate fluctuated between $1.00 = CAD$1.2917 and CAD$1.384. The retainers were paid in the currency of each director’s country of residence.
2016 DIRECTOR COMPENSATION
The following table provides information regarding the compensation of our non-employee directors for 2016.

Name	Fees Earned or Paid in Cash ($)(1)	All Other Compensation ($)	Total ($)
Gregory P. Hannon	113,591	n/a	113,591
Terence M. Kavanagh	113,591	n/a	113,591
Gary R. Schaevitz	75,727	n/a	75,727
Joseph D. Stilwell	75,727	n/a	75,727

Notes:

(1)
Amounts reported in this column include the annual retainer paid to each non-employee director, plus an additional fee of CAD$50,000 paid to each of Messrs. Kavanagh and Hannon for serving as Chairman of the Board and Chair of the Audit Committee, respectively. The annual retainer and the additional fees paid to Messrs. Kavanagh and Hannon were paid in the currency of each director’s country of residence and converted to U.S. dollars based on the exchange rates in effect at the time the payments were made. Messrs. Hannon and Kavanagh were paid in Canadian dollars, and Messrs. Schaevitz and Stilwell were paid in U.S. dollars.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	651,875	$4.51	—
Equity compensation plans not approved by security holders	500,000(1)	n/a	—
Total	1,151,875	$4.51	—
Note:

(1)
Represents 500,000 restricted stock units granted to Mr. Fitzgerald in connection with the Corporation’s acquisition of Argo Management Group LLC. Because there is no exercise price associated with restricted stock units, such equity awards are not included in the weighted-average exercise price calculation in column (b). See discussion below for a description of the principal terms of the restricted stock units granted to Mr. Fitzgerald.

EQUITY AWARDED IN CONNECTION WITH ACQUISITION OF ARGO MANAGEMENT GROUP, LLC
As part of the Corporation’s agreement to purchase Argo Management Group, LLC, Mr. Fitzgerald received 500,000 restricted stock units scheduled to vest on March 28, 2024 with other terms and conditions substantially similar to those pertaining to the Company’s executive officers under the 2013 Equity Incentive Plan.  The restricted stock units were issued on August 24, 2016 upon Mr. Fitzgerald’s fulfillment of certain conditions precedent, including the purchase for $1 million by Mr. Fitzgerald of the Corporation’s Common Shares in open market purchases. The agreement to issue the 500,000 restricted stock units to Mr. Fitzgerald constitutes an “employment inducement award” for purposes of NYSE rules.
2013 EQUITY INCENTIVE PLAN - BACKGROUND
At the 2013 annual meeting, the shareholders approved the 2013 Equity Incentive Plan, which replaced the prior plan with respect to the granting of future equity awards. Under the 2013 Equity Incentive Plan, the Corporation was able to grant stock options that replaced out-of-the-money stock options held by our current employees under the prior plan. Such replacement options have a term of four years and an exercise price of $4.50, which is equal to the exercise price of warrants for the purchase of Common Shares that the Corporation issued in connection with a capital raise that occurred in 2013. In addition, the Corporation was able to grant to key employees selected by the Corporation new stock options, having the same terms that apply to the replacement options described above, to purchase up to an additional 300,000 Common Shares. As of the Record Date and as of the date of this Circular, 300,000 “new” stock options to purchase Common Shares have been granted under the 2013 Equity Incentive Plan. Including the replacement options and the “new” stock options, a total of 651,875 stock options have been granted under the 2013 Equity Incentive Plan, being 2.8% of the Common Shares.
Also, pursuant to the 2013 Equity Incentive Plan, the Corporation granted 1,972,345 Restricted Common Shares to certain officers of the Corporation on March 28, 2014. At December 31, 2016, there are 1,952,665 Restricted Common Shares outstanding, being 8.3% of the Common Shares. Such Restricted Common Shares vest on the tenth anniversary of the date of grant of the Restricted Common Shares, subject to the officer’s continued employment through such vesting date.
The 2013 Equity Incentive Plan is the Corporation’s only compensation plan providing for the issuance of securities of the Corporation as compensation and is accordingly the only security-based compensation arrangement for purposes of TSX Company Manual Section 613. The following section provides additional prescribed disclosure concerning the 2013 Equity Incentive Plan pursuant to the requirements of the TSX Company Manual Section 613 - Security-Based Compensation Arrangements.
Eligible Employees
Under the terms of the 2013 Equity Incentive Plan, eligible employees shall consist of such officers and other employees of the Corporation and its subsidiaries as the Plan Committee in its sole discretion may select from time to time.

Number of Common Shares Underlying Outstanding Stock Options

The number of Common Shares issuable on the exercise of actual stock options that have been granted and remain outstanding under the 2013 Equity Incentive Plan is 651,875 Common Shares, representing in the aggregate 2.8% of the Common Shares.

Number of Common Shares Available for Future Grants

There are no Common Shares that are reserved for issuance upon the exercise of stock options and that remain available for future stock option grants under the 2013 Equity Incentive Plan.

Exercise Price

In accordance with the terms of the 2013 Equity Incentive Plan, the exercise price of each stock option granted under the 2013 Equity Incentive Plan in the normal course shall be the greater of 100% of the Fair Market Value (as defined in the 2013 Equity Incentive Plan) of a Common Share as of the date of grant and $4.50.

Vesting

Each stock option shall be immediately vested and exercisable as of the date of grant.

Term and Entitlement

The stock options will expire on the fourth anniversary of the grant date of such option, regardless of whether the recipient remains employed through such expiration date. The 2013 Equity Incentive Plan further provides that if the expiry date of an option occurs during or within ten business days after a period (a “Black-out Period”) in which the holder of such stock option is restricted from buying or selling Common Shares under the Corporation’s trading policy or applicable law, such stock option instead shall terminate on the 10th business day after the end of the Black-out Period.

Assignment

All awards granted under the 2013 Equity Incentive Plan shall be non-transferable, except in accordance with the terms of the 2013 Equity Incentive Plan.

Amendment of the 2013 Equity Incentive Plan

The Board may amend the 2013 Equity Incentive Plan at any time, including to make changes of an administrative or housekeeping nature, subject to shareholder approval if required by applicable law, rule or regulation, including Section 162(m) of the Code or any rule of the TSX or NYSE. No amendment may materially impair the rights of a holder of an outstanding award under the 2013 Equity Incentive Plan without the consent of such holder, except to the extent required by applicable law or regulatory requirements. Notwithstanding the foregoing, no amendments to the 2013 Equity Incentive Plan or an award agreement to: (i) reduce the exercise price of any stock option, or cancel and reissue any stock option so as to in effect reduce the exercise price; (ii) extend the date on which a stock option would otherwise expire without having been exercised, or on which it would be forfeited or terminated for the benefit of insiders; (iii) increase the fixed maximum number of Common Shares reserved for issuance under the 2013 Equity Incentive Plan (including a change from a fixed maximum number of Common Shares to a fixed maximum percentage of Common Shares); or (iv) revise the amending provisions set forth in the 2013 Equity Incentive Plan shall be made without obtaining approval of the shareholders of the Corporation in accordance with the requirements of the TSX and the NYSE, as applicable.

The Plan Committee will not without the approval of the shareholders of the Corporation (i) reduce the exercise price of any previously granted option; (ii) cancel any previously granted option in exchange for another option with a lower exercise price; or (iii) cancel any previously granted option in exchange for cash or another award if the exercise price of such option exceeds the fair market value of the Common Shares on the date of such cancellation.

INDEBTEDNESS OF DIRECTORS AND OFFICERS
No current or former executive officer, director or employee of the Corporation or any of its subsidiaries and no associate or affiliate of any current or proposed director or executive officer of the Corporation was indebted to the Corporation or any of its subsidiaries, or to another entity where such indebtedness was the subject of a guarantee, support agreement, letter of credit, or other similar arrangement or understanding provided by the Corporation or any of its subsidiaries.
DIRECTORS’ AND OFFICERS’ INSURANCE
The Corporation has directors’ liability insurance for the directors and officers of the Corporation and its subsidiaries. The aggregate 2016 annual premium was $325,734, no part of which is payable by the directors and officers. This payment included a partial payment related to the 2015 - 2016 year and a partial payment related to the 2016 - 2017 year, as well as broker fees. The annual insurance coverage under the policy is limited to $20 million per policy year, and it contains a deductible of $1 million for indemnifiable losses.
INTERESTS OF INFORMED PERSONS AND OTHERS IN MATERIAL TRANSACTIONS
Other than as set forth below, no director, executive officer or person who is a proposed nominee for election as a director of the Corporation, and no associate or affiliate of any such director, executive officer or proposed nominee, nor, to the best knowledge of the directors and executive officers of the Corporation after having made reasonable inquiry, any person or company who beneficially owns, controls or directs, directly or indirectly, voting securities of the Corporation carrying more than five (5%) percent of the voting rights attached to all outstanding voting securities of the Corporation at the date hereof, or any associate or affiliate thereof, has any material interest, direct or indirect, in any transaction since the commencement of the Corporation’s most recently completed fiscal year or in any proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries which is in excess of the lesser of $120,000 or 1% of the average of the Corporation’s total assets at year-end for the last three completed fiscal years.
As announced, on April 21, 2016, the Corporation restructured its insurance services segment with the acquisition of Argo and the formation of 1347 Warranty Holdings. Argo's primary business is to act as the Managing Member of Argo Holdings Fund I, LLC, an investment fund organized for purposes of making control-oriented equity investments in established lower middle market companies based in North America, with a focus on search fund investments. Mr. Fitzgerald, the Managing Member of Argo, joined Kingsway as an Executive Vice President and is leading 1347 Warranty Holdings, a unit formed to manage Kingsway's warranty businesses, which comprise IWS Acquisition Corporation and Trinity Warranty Solutions.
As part of the agreement to purchase Argo, Mr. Fitzgerald received 160,000 Common Shares and 500,000 restricted stock units scheduled to vest on March 28, 2024 with other terms and conditions substantially similar to those pertaining to the Corporation's executive officers under the 2013 Equity Incentive Plan. The restricted stock units were issued on August 24, 2016. Mr. Fitzgerald also received 40,000 options granted April 20, 2016, which were immediately vested and exercisable as of that date.
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
No person who was a director or executive officer of the Corporation at any time since the beginning of the Corporation’s last fiscal year, no person who is a proposed nominee for election as a director of the Corporation and no associate or affiliate of any such director, executive officer or proposed nominee has any material interest, direct or indirect, in any matter to be acted upon at the Meeting.

OTHER MATTERS
As of the date of this Circular, management and the Board know of no amendment, variation or other matter expected to come before the Meeting other than the matters referred to in the Notice of Meeting; however, if any other matter properly comes before the Meeting, the persons named in the accompanying form of proxy will vote on such matter in accordance with their best judgment.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of annual meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single set of annual meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will deliver promptly upon written or oral request a separate set of annual meeting materials to any shareholder who received these materials at a shared address. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual meeting materials, please notify your broker or us. Direct your written request to Kingsway Financial Services Inc., Attention: Investor Relations, 45 St. Clair Avenue West, Suite 400, Toronto, Ontario M4V 1K9 Canada, or call 905-677-8889. Shareholders who currently receive multiple copies of the annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.
ANNUAL REPORT
Copies of the Annual Report on Form 10-K and all amendments thereto (including financial statements and financial statement schedules) may be obtained without charge by writing to Kingsway Financial Services Inc., Attention: Investor Relations, 45 St. Clair Avenue West, Suite 400, Toronto, Ontario, M4V 1K9 Canada. A request for a copy of the Annual Report on Form 10-K and any amendments thereto must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Shares on the Record Date. Exhibits to the Annual Report on Form 10-K, and any amendments thereto, will be mailed upon similar request.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of our Common Shares, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Shares and other equity securities. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.
Based on a review of copies of these reports and amendments provided to us and written representations from executive officers and directors, we believe that, during 2016 and during the subsequent period through the date of this Circular, all directors and officers and other persons subject to Section 16 have complied with all applicable Section 16(a) reporting requirements.

SHAREHOLDER PROPOSALS FOR 2018 ANNUAL MEETING
All proposals of shareholders intended to be included in the Corporation’s proxy statement and management information circular relating to the 2018 annual meeting must be received by the Corporation at our principal executive office not less than 120 calendar days before April 28, 2018 (which would be December 29, 2017). If the date of the 2018 annual meeting is changed by more than 30 days from the date of the first anniversary of the 2017 annual meeting, then the deadline for submission pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) is a reasonable time before we begin to print and send the proxy statement and management information circular for the 2018 annual meeting. All such proposals must comply with the requirements of Rule 14a-8, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders and should be sent to Kingsway Financial Services Inc., Attention: Investor Relations, 45 St. Clair Avenue West, Suite 400, Toronto, Ontario M4V 1K9 Canada.
Also, if a shareholder proposal that is intended to be presented at the 2018 annual meeting but not included in the Corporation’s proxy statement and management information circular is received by the Corporation less than 45 calendar days before May 2, 2018 (which would be March 18, 2018), then the persons named in the Corporation’s form of proxy for the 2018 annual meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, without including information about the proposal in the Corporation’s proxy materials.
Notwithstanding such submission deadlines, shareholders may also submit a proposal to be considered at the 2018 annual meeting pursuant to section 99 of the OBCA, which sets forth specific requirements and limitations applicable to proposals at annual meetings of shareholders. Such proposal must be received at our registered office at least 60 days before the anniversary of the 2017 annual meeting (which would be March 25, 2018).
In accordance with section 99 of the OBCA, a proposal for individuals to be nominated to the Board must be signed by one (1) or more shareholders holding in the aggregate not less than 5% of the outstanding Common Shares. Shareholders wishing to make such a formal proposal should refer to the relevant provisions of the OBCA for a description of the procedures to be followed.
With respect to business to be brought before the Meeting, we have not received any notices from shareholders that we were required to include in this Circular.

ADDITIONAL INFORMATION
Financial information about the Corporation is contained in its consolidated financial statements and Management’s Discussion and Analysis for the fiscal year ended December 31, 2016, and additional information relating to the Corporation is on SEDAR at www.sedar.com, or on EDGAR at www.sec.gov. If you would like to obtain, at no cost to you, a copy of any of the following documents:

1)
the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and all amendments thereto, together with any document, or the pertinent pages of any document, incorporated by reference therein;

2)
the consolidated financial statements of the Corporation for the fiscal year ended December 31, 2016, together with the accompanying report of the auditors thereon and Management’s Discussion and Analysis with respect thereto; or

3)	this Circular,
please send your request to:
Kingsway Financial Services Inc.
Attention: Investor Relations
45 St. Clair Avenue West, Suite 400
Toronto, Ontario, Canada
M4V 1K9
The Board has approved the contents of this Circular and the sending of it to the directors, the shareholders and the auditors of the Corporation.
DATED at Toronto, Ontario this April 28, 2017.
By Order of the Board of Directors
“Terence M. Kavanagh”
Terence M. Kavanagh
Chairman of the Board of Directors

SCHEDULE “A”
Corporate Governance Procedures
STATEMENT OF CORPORATE GOVERNANCE PRACTICES
The Board of Directors (the “Board”) of Kingsway Financial Services Inc. (the “Company”) has developed and adopted this Statement of Corporate Governance Practices after consideration of the corporate governance guidelines set forth in National Policy 58-201. The Company’s corporate governance practices are comprised of a number of policies and resolutions adopted by the Board from time to time. These policies include the mandate for the Board of Directors set out in this Statement of Corporate Governance Practices, the charter for each of the Board Committees, the Code of Business Conduct and Ethics and the Whistleblower Policy adopted by the Board.
Canadian securities regulatory authorities have adopted National Instrument 58-101 - Disclosure of Corporate Governance Practices (“NI 58-101”) which requires disclosure of the approach of the Company to corporate governance. National Policy 58-201 - Corporate Governance Guidelines (“NP 58-201”), the United States Sarbanes- Oxley Act of 2002 as well as listing standards and corporate governance requirements of the New York Stock Exchange have been considered in determining these policies.
Many of the items for which disclosure is required by Form 58-101F1 are dealt with in the mandate of the Board of Directors of the Company.
MANDATE OF THE BOARD OF DIRECTORS

1.	General
The Board of Directors (the “Board”) either directly or through board committees is responsible for the management or supervision of the management of the business and affairs of the Company with the objective of enhancing shareholder value. The Board believes that sound corporate governance is essential to the well-being of the Company, and the promotion and protection of its interests.
The Board has adopted this mandate to assist the Board in supervising the management of the business and affairs of the Company as required under applicable law and the rules and regulations of the stock exchanges upon which the Company’s stock is listed. The Board, either directly or through the Audit Committee, regularly monitors the financial performance of the Company, including receiving and reviewing detailed financial information contained in management reports. The Board promotes fair reporting, including financial reporting, to shareholders of the Company and other interested persons as well as ethical and legal corporate conduct through an appropriate system of corporate governance, internal controls and disclosure controls. The Board believes that the Company is best served by an informed and engaged Board of Directors which functions independently of management.
The Board has explicitly delegated to the Nominating and Corporate Governance Committee the obligation to periodically review and provide recommendations on such changes to corporate governance policies as it deems appropriate in light of the Company’s needs and legal and regulatory developments. These recommendations are reviewed and considered by the Board.

2.	Board Composition

(a)	Board Membership Criteria
The Nominating and Corporate Governance Committee of the Board is responsible for establishing the skills and competencies that the Board considers to be necessary for the Board as a whole to possess. The Nominating and Corporate Governance Committee is also responsible for reviewing the competencies and skills that the Board considers each existing director to possess, and the competencies and skills of each new candidate for the Board. It annually recommends nominees to the Board for nomination at the annual meeting of the Company’s shareholders. The Board seeks members who have an owner mindset. Directors are considered based upon contributions they can make and must have sufficient time to carry out their duties, and not assume other obligations which would materially interfere or be incompatible with board membership.

(b)	Director Independence
A majority of the directors shall satisfy the independence requirements of the Toronto Stock Exchange and other regulatory authorities. The Board will determine whether a director is an independent director within the meaning of each of Multilateral Instrument 52-110 and the listing standards of the New York Stock Exchange as the same are amended or replaced from time to time.
The Board will review the independence of all directors on an annual basis and its determinations will be disclosed in the management information circular and the proxy statement relating to the annual meeting of the Company. To facilitate this review, directors will be asked to provide full information regarding their business and other relationships with the Company, its affiliates and with senior management and their affiliates. Directors have an obligation to inform the Board of any material changes in their circumstances or relationships which may affect the Board’s determination as to their independence.

(c)	Board Size
The Board considers a range from five (5) to eight (8) members as the optimum size for effective decision making and committee work given the size and scope of the Company’s operations.

(d)	Term
All directors are elected at the annual meeting of shareholders of the Company for a term of one (1) year. The Board does not favour term limits for directors as a forced retirement may deprive the Company, and its shareholders, of the contributions of members that have been able to develop valuable insights into the Company, its strategy and business operations. Management directors shall offer to resign from the Board upon their resignation, removal or retirement as an officer of the Company.

(e)	Service on other Boards
The Board believes that the Company can benefit from the experience and insight its non-management members may gain from serving as a director, or in other similar positions for other public companies, government agencies or other entities. In agreeing to assume such roles however, members of the Board must ensure that their commitments do not create inherent conflicts of interest or interfere with their ability to fulfill their duties as members of the Board. The directors must also be mindful of the number of other public company boards and committees on which they serve to ensure that they are able to devote the necessary time to the performance of their duties for the Company.

(f)	Directors Duties and Responsibilities
Directors must act honestly and in good faith with a view to the best interests of the Company and its shareholders. Directors must exercise the degree of care and diligence that a reasonably prudent person would exercise in comparable circumstances. To fulfill this responsibility, each director is expected to:

•	develop and maintain an understanding of the operations of the Company, its financial position, objectives and performance, as well as the Company’s performance relative to its principal competitors;

•	prepare for each meeting including reviewing meeting materials distributed in advance;

•	actively and constructively participate in meetings of the Board and committees of which he or she is a member; and

•	engage in continuing education programs for directors as appropriate.

(g)	Directors’ Shareholdings
The Board believes that its members should own a meaningful amount of shares relative to their personal financial situation.

3.	Board Duties and Responsibilities
In fulfilling its mandate, the Board is, among other things, responsible for the matters set forth below.

(a)	Management Oversight
The Board is responsible for the supervision of the management of the business and affairs of the Company. The Board, as permitted by applicable law, delegates to senior management the responsibility for the day-to-day operations of the Company.

(b)	Strategic Plan
The approval and assessment of the Strategic Plan and major prospective decisions proposed by management. In furtherance of this obligation the Board will:

•
adopt a Strategic Planning Process and review and approve on an ongoing basis a Business Plan developed by management, which includes realistic goals and takes into account the opportunities and risks of the Company’s business;

•
approve business and operational policies within which management will operate in relation to acquisitions and dispositions, capital expenditure, public disclosure, finance and investment, risk management, human resources, internal controls over financial reporting, disclosure controls and management information systems; and

•	review and adopt corporate and management performance targets consistent with the Company’s Strategic Plan.

(c)	Risk Management and Compliance
In connection with its supervision of the management of the business and affairs of the Company, the Board will:

•
consider whether or not management has a system in place to identify the principle risks facing the Company and its business and that appropriate procedures are in place to monitor and mitigate such risks where appropriate; and

•	consider whether or not management has adopted processes to comply with applicable legal, regulatory, corporate securities and other compliance matters.

(d)	Financial Reporting and Management
In connection with financial reporting and management matters, the Board will:

•	review the report of the Audit Committee, which has primary carriage of such matters;

•	approve the Company’s annual and interim financial statements and related management’s discussion and analysis;

•	review and oversee the integrity of the Company’s audit, accounting and financial reporting practices;

•	review the integrity of the Company’s internal controls over financial reporting, disclosure controls and procedures, and management information systems;

•	approve annual operating and capital budgets; and

•	review operating and financial performance results relative to established strategies, projections, plans, budgets and objectives.

(e)	Disclosure
The Board will take appropriate action to ensure that appropriate policies and procedures are established regarding public disclosure communications and insider trading. The Board will ensure that such policy establishes (i) consistent guidelines for determining what information is material, (ii) how it is to be disclosed, (iii) a prohibition on selective disclosure, and (iv) a process for making all material disclosures on a widely disseminated basis. The Board will also establish policies aimed at:

•
monitoring internal controls relating to news releases and other public disclosures made by or on behalf of the Company to ensure that they are in accordance with applicable disclosure policies, and comply with legal and regulatory requirements;

•	informing all directors, officers and other employees of the Company about their obligation to preserve the confidentiality of undisclosed material information about the Company; and

•	informing all directors, officers and other employees about prohibitions about illegal insider trading and tipping under applicable law and stock exchange rules.

(f)	Corporate Governance
The Board will, with the advice of the Nominating and Corporate Governance Committee, or, where applicable, its other committees:

•	review and update corporate governance standards from time to time;

•	establish committees and approve their respective charters;

•
establish appropriate processes for the regular evaluation of the effectiveness of the Board and its committees, individual directors and, through the Compensation Committee, the Chief Executive Officer;

•	develop clear position descriptions for the Chair of the Board, the Chair of each Board committee and the Chief Executive Officer;

•	approve the nomination of directors on the advice of the Nominating and Corporate Governance Committee;

•
on the recommendation of the Compensation Committee, review the adequacy and form of directors compensation to confirm that it realistically reflects the responsibilities and risk involved in being a director; and

•	provide an opportunity for the independent directors to meet separately at least twice annually and at such other times as is appropriate.

(g)	Other Matters
Notwithstanding the delegation to management of the authority to manage the business of the Company, the Board must approve the following:

•	any material departure from an established strategy or budget or corporate policy approved by the Board;

•	the entering into of any agreement or transaction the performance of which is material to the Company;

•	any offering of securities by the Company; and

•	such other matters as the Board may from time to time determine require its approval.

ROLE OF MANAGEMENT
Senior management of the Company is responsible for the day-to-day operations of the Company. Senior management is responsible for developing strategies to be approved by the Board, and is directly responsible for implementing such approved strategies. Management is also responsible for safeguarding and developing the Company’s assets with a view to enhancing shareholder value.
The Company’s governance policies are designed to create autonomy and effective decision-making of management, and to ensure appropriate oversight by the Board and its committees. Senior management, through the Chief Executive Officer, reports to and is accountable to the Board. The Board’s approval of the business plan provides a mandate for management to conduct the affairs of the Company. Material deviations from the plan must be reported to and considered by the Board.
Management is responsible for developing a strategic plan and an annual business plan, including an annual operating and capital budget, for review and approval by the Board. The Board, in consultation with the Compensation Committee, is responsible for implementing a succession plan for the Chief Executive Officer and establishing objectives against which the Chief Executive Officer’s performance is benchmarked.
BOARD COMMITTEES

1.	General
The Board carries out its responsibilities directly and through the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee, the Investment Committee, and such other committees as it may establish from time to time.

2.	Composition
All Board committees other than the Investment Committee will be composed solely of Independent Directors who are selected by the Board on the recommendation of the Nominating and Corporate Governance Committee. A majority of the members of the Investment Committee shall be Independent Directors. Members of the Audit Committee must be Independent Directors and meet the additional independence requirements prescribed by applicable securities laws. Each member of the Audit Committee will also be financially literate within the meaning of National Instrument 52-110. At least one member of the Audit Committee shall be an

“audit committee financial expert” as defined in the rules and regulations of the U.S. Securities and Exchange Commission.

3.	Committee Chairs
Board committees will each be chaired by an Independent Director who is selected by the Board on the recommendation of the Nominating and Corporate Governance Committee. The chair of each Board committee will:

•	in consultation with the committee members, as appropriate, determine the date, time and location of meetings of the committee;

•	confirm that the committee’s activities are consistent with, and fulfill, the duties and responsibilities set forth in its charter;

•	confirm that the duties and responsibilities of the committee, as set forth in its charter, are well understood by the committee members and executed as effectively as possible;

•	convene meetings of the committee as often as necessary to carry out its responsibilities effectively;

•
in consultation with the Chief Executive Officer or the other committee members, as appropriate, review meeting agendas to ensure that issues are brought before the committee to enable the committee to carry out its responsibilities;

•	chair all meetings of the committee;

•	communicate with appropriate members of senior management in fulfilling the duties and responsibilities set forth in the committee’s charter;

•
with the assistance of management, ensure that agenda items for all committee meetings are ready for presentation and that adequate information is distributed to committee members in advance of such meetings in order that committee members may properly inform themselves on matters to be acted upon;

•	ensure that minutes are kept of all committee meetings and sign minutes once approved by the committee; and

•
report to the Board at its next meeting following any decision or recommendation arising from any meeting of the committee or the signing of a written resolution evidencing a decision or recommendation of the committee, including reporting on the considerations that led to such decision or recommendation.

4.	Committee Charters
Each committee has a charter which sets forth its duties and responsibilities, qualifications for membership, procedures for committee member appointment and removal, and reporting to the Board. On an annual basis, each committee’s charter is reviewed by both the committee itself and the Nominating and Corporate Governance Committee, acting in its role of overseeing corporate governance activities.

5.	Board and Committee Meetings

a.	Scheduling
Board meetings are scheduled in advance at appropriate intervals throughout the year. Board meetings shall be held not less than quarterly, and more often as is necessary. In addition to regularly scheduled Board meetings, additional Board meetings may be called upon proper notice at any time to address specific needs of the Company. The Board may also take action from time to time by unanimous written consent. A Board meeting may be called by the Chief Executive Officer or any director.
Each committee meets as often as it determines is necessary to fulfill its responsibilities. The Audit Committee meets not less than quarterly. A meeting of any committee may be called by the committee chair, the Chief Executive Officer or any committee member.

b.	Agenda
The Chair establishes the agenda for each Board meeting and Committee chairs establish the agenda for each committee meeting.

c.	Meetings of Independent Directors
To provide open discussion among the Independent Directors, Independent Directors meet separately at least twice annually without management present and at such other times as is deemed appropriate.

d.	Distribution of Information
Information that is important to the Board’s understanding of the business and its agenda is distributed to directors in advance of Board meetings. Sensitive subject matters may be discussed at a meeting without written materials being distributed in advance of or at the meeting.

e.	Preparation, Attendance and Participation
Each director is expected to be diligent in attending meetings of the Board, any committee of which h e or she is a member and the annual meeting of the Shareholders. Meetings of the Board and its committees will usually be held in person but may, where appropriate, be held by telephone or teleconference. A director who is unable to attend a Board or committee meeting in person may participate by telephone or teleconference.

f.	Procedures
Procedures for Board meetings are determined by the Chair unless otherwise determined by the by -laws of the Company or a resolution of the Board.
Procedures for committee meetings are determined by the chair of the committee unless otherwise determined by the by-laws of the Company, a resolution of the committee or the Board, or the committee charter.

6.	Director Compensation
The Compensation Committee has the responsibility for recommending to the Board compensation for service on the Board and on Board committees. In discharging this duty, the Compensation Committee will ensure that the structure of the compensation is simple, transparent and easy for shareholders to understand.

7.	Director Orientation and Continuing Education
The Nominating and Corporate Governance Committee is responsible for confirming that procedures are in place and resources are made available to provide new directors with a proper orientation to both the Company and their duties and responsibilities as directors and to provide other directors with appropriate continuing education opportunities.
In accordance with NI 58-101 and NP 58-201, new directors are provided with details of the Company’s organizational structure, the structure of the Board and its committees, compliance requirements for directors, corporate policies and by-laws. They also meet with a number of directors and senior management personnel of the Company and its material subsidiaries to learn of the functions and activities of the Company.
In accordance with NI 58-101 and NP 58-201, the Company has a process to provide an orientation and education program for new recruits to the Board.

8.	Board Access to Management, Outside Counsel and Advisors
The Board has complete access to members of senior management and the Company’s outside counsel and advisors. It is the obligation of each director to use good judgment to ensure such contact is not distracting to the business and operations of the Company and that, except as may be inappropriate, the Chief Executive Officer is advised of all such retainers. The Board and its committees may invite any member of senior management, employee, outside advisor or other person to attend any of their meetings.
The Board and any of its committees may retain an outside advisor at the expense of the Company at any time and have the authority to determine the advisor’s fees and other retention terms. Individual directors may retain an outside advisor at the expense of the Company with the approval of the Board.

9.	Performance Assessment of the Board and its Committees
The Nominating and Corporate Governance Committee will regularly review the effectiveness of the Board and its committees in fulfilling their duties and responsibilities. In addition, the Nominating and Corporate Governance Committee will evaluate individual directors to assess their suitability for nomination for re-election.

10.	Code of Business Conduct and Ethics
The Board has adopted a Code of Business Conduct and Ethics (the “Code”). The purpose of the Code is to ensure that the Company maintains a high level of trust and integrity and meets high ethical standards. Copies of this Code is available on the Company’s website at www.kingsway-financial.com.

The Board monitors compliance with its Code and satisfies itself regarding compliance with its Code by requiring that executives and directors annually certify compliance with the Code.
To ensure that directors exercise independent judgment in considering transactions and agreements in respect of which a director or executive officer has a material interest, we require disclosure of all related party transactions and agreements and ask that directors recuse themselves when a conflict arises.

11.	Feedback
The Board welcomes input and comments from shareholders of the Company. Input or comments for the Board or its committees should be directed to the Chair.
Adopted by the Board on March 17, 2017.

SCHEDULE “B”
Audit Committee Procedures
AUDIT COMMITTEE CHARTER

I.	Purpose
The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Kingsway Financial Services Inc. (the “Company”) to assist the Board in fulfilling its oversight responsibilities with respect to (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the external auditor’s qualifications and independence, and (d) the performance of the Company’s corporate internal audit department function and the performance of the external auditors. The Committee’s primary purpose is to:

(i)	Identify and monitor the management of the principal risks that could impact the financial reporting of the Company;

(ii)	Monitor the integrity of the Company’s financial reporting process and system of internal controls regarding financial reporting and accounting appropriateness and compliance;

(iii)	Appoint, replace and monitor the independence and performance of the Company’s external auditors;

(iv)	Provide an avenue of communication among the external auditors, management and the Board; and

(v)	Review the annual audited and quarterly unaudited financial statements with management and the external auditors.

II.	Organization
The Committee shall consist of three or more directors, each of whom shall be outside directors who are unrelated to the Company, free from any relationship that would interfere with the exercise of his or her independent judgment and each of whom shall be “independent” under the listing rules of the New York Stock Exchange. Committee members shall meet the requirements of the Business Corporations Act (Ontario), all applicable securities laws, and the Toronto Stock Exchange and the New York Stock Exchange. All members of the Committee shall be financially literate, being defined as able to read and understand basic financial statements, and the Chair of the Committee shall have accounting or related financial management expertise. At least one member of the Committee shall be an “audit committee financial expert” as defined in the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). Members of the Committee shall not simultaneously serve on the audit committees of more than two other public companies without the approval of the Committee.
Committee members shall be elected by the Board annually at the first meeting of the Board following the annual general shareholders meeting; members shall serve until their successors are duly elected and qualified. The Committee's chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.
The Committee may form and delegate authority to subcommittees when appropriate.

III.	Structure and Meetings
The chairperson of the Committee will preside at each meeting of the Committee and, in consultation with the other members of the Committee, shall set the frequency and length of each meeting.
The Committee shall meet at least quarterly, or more frequently, as circumstances dictate. The Committee should meet privately in executive session with each of management, the external auditors, the corporate internal auditor and as a Committee to discuss any matters that the Committee or each of these groups believe should be discussed.

IV.	Duties and Responsibilities
The Committee shall have the power and authority of the Board to perform the following duties and to fulfill the following responsibilities:
Review Procedures

(i)
Review and discuss the Company’s annual audited financial statements and quarterly financial statements and related documents prior to release of earnings information and the filing or distribution of the financial statements. Review should include discussion with management and external auditors of significant issues regarding accounting principles, practice, and significant management estimates and judgments as well as the contents of “Management’s Discussion and Analysis”. The Company’s financial statements shall be reviewed by the full Board prior to issuance;

(ii)
In consultation with management and the external auditors, consider the integrity of the Company’s financial reporting processes and internal controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the external auditors together with management’s responses;

(iii)	Identify and monitor the management of the principal risks that could impact the financial reporting of the Company and provide the Committee’s view with respect to such risks to the Board;

(iv)
Review and discuss with management, the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies;

External Auditors

(v)
Appoint or replace the external auditor, with respect to which matters the Committee shall have sole authority. The external auditor shall report directly to the Committee. The Committee shall review and evaluate the independence and performance of the external auditor annually;

(vi)
Pre-approve all auditing services, internal control related services and permitted non-audit services (including the range of fees and the terms thereof) to be performed for the Company by the external auditor, subject to certain exceptions for de minimis non-audit services in accordance with requirements of the Securities Exchange Act of 1934, as amended;

(vii)	Review and discuss with the external auditors all significant relationships they have with the Company that could impair the non-audit related services on no less than an annual basis;

(viii)	Review the external auditor’s audit plan and in particular, discuss and approve audit scoping, staffing, locations, reliance upon management and general audit approach;

(ix)	Review and discuss quarterly reports from the external auditors on:
(1)all critical accounting policies and practices to be used;
(2)all alternative treatments of financial information within GAAP that have been discussed with management, including ramification of the use of such alternative disclosures and treatments, and the treatment preferred by the external auditor; and
(3)other material written communications between the auditor and the management of the Company, such as any management representation letter, schedule of unadjusted differences, reports on observations and recommendations on internal control, engagement letter and independence letter;

(x)
Discuss the results of the audit with the external auditors prior to releasing the year-end earnings. Discuss certain matters required to be communicated to audit committees in accordance with the standards established by the Canadian Institute of Chartered Accountants, the Public Company Accounting Oversight Board, and other applicable regulatory authorities;

(xi)	Consider the external auditor’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in the Company’s financial reporting;

(xii)	Set clear hiring policies for employees or former employees of the external auditors;

Corporate Internal Audit Department

(xiii)	Review the appointment and replacement of the senior internal auditing executive or outside provider of internal audit services;

(xiv)	Discuss policies with respect to risk assessment and risk management;

(xv)	Obtain and review a report by the external auditor describing the Company’s internal quality-control review, or peer review of the Company on not less than an annual basis;

(xvi)	Review significant internal audit reports together with internal auditors and with external auditors;

(xvii)	Meet separately, periodically, with management, with internal auditors and with external auditors;

(xviii)
Review formal whistleblower procedures that address the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters and the confidential anonymous submission by employees of any concerns regarding questionable accounting or auditing matters;

(xix)
Review with counsel any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies;

Other Committee Responsibilities

(xx)	Conduct any investigation appropriate to fulfilling its responsibilities;

(xxi)
Establish, review, and update periodically a Code of Conduct for the Chief Executive Officer and other senior financial officers and Code of Business Conduct and Ethics for others and ensure that management has established a system to enforce these codes;

(xxii)	Review and approve or ratify all conflict of interest transactions in accordance with the Company’s Code of Business Conduct and Ethics;

(xxiii)	Review and approve or ratify all related party transactions in accordance with the Company’s Related Party Transaction Policy;

(xxiv)	Prepare the Committee report required by the rules of the U.S. Securities and Exchange Commission to be included in the Company’s annual proxy statement;

(xxv)	Report regularly to the Board with respect to (a) such matters as are relevant to the Committee’s discharge of its responsibilities and (b) such recommendations as the Committee may deem appropriate;

(xxvi)	Annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval;

(xxvii)	Annually evaluate the performance of the Committee; and

(xxviii)
Perform such other duties and responsibilities, consistent with this Charter, the Company’s bylaws, governing law, the rules and regulations of the New York Stock Exchange and the Toronto Stock Exchange, the U.S. and Canada federal securities laws and such other requirements applicable to the Company, delegated to the Committee by the Board.

V.	Committee Resources
The Committee shall have the sole authority to retain and terminate (or obtain the advice of) any adviser to assist it in the performance of its duties. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any adviser retained by the Committee, and shall have sole authority to approve the adviser’s fees and the other terms and conditions of the adviser’s retention. The Company must provide funding, as determined by the Committee, for payment of reasonable compensation to any adviser retained by the Committee.
Adopted by the Board on March 17, 2017.

KINGSWAY FINANCIAL

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual General Meeting to be held on May 24, 2017

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof, whether or not the amendment or other matter that comes before the meeting is or is not routine and whether or not the amendment or other matter that comes before the meeting is contested.
8. To be valid, this proxy must be received by 1:00 p.m. (Eastern Time) on Friday, May 19, 2017, being the time that is not less than 48 hours, excluding Saturdays, Sundays and holidays, prior to the time of the meeting or any adjournment or postponement of the meeting. The time limit for the deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion without notice.
9. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 1:00 p.m., Eastern Time, on May 19, 2017.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We, being holder(s) of Kingsway Financial Services Inc. (the "Corporation") hereby appoint: Terence M. Kavanagh, Chairman of the Board, or failing him, Larry G. Swets, Jr., Chief Executive Officer of the Corporation,

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of the Corporation to be held at the offices of Norton Rose Fulbright Canada LLP, Suite 3800, Royal Bank Plaza, South Tower, Toronto, Ontario on Wednesday, May 24, 2017 at 1:00 p.m. (Toronto time) and at any adjournment or postponement thereof, whether or not the amendment or other matter that comes before the meeting is or is not routine and whether or not the amendment or other matter that comes before the meeting is contested.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. John T. Fitzgerald	☐	☐	02. Gregory P. Hannon	☐	☐	03. Terence M. Kavanagh	☐	☐
04. Gary R. Schaevitz	☐	☐	05. Joseph D. Stilwell	☐	☐	06. Larry G. Swets, Jr.	☐	☐

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2. Approval of the Appointment of Auditors

For ☐ Withhold ☐

The appointment of BDO USA, LLP as auditors of the Corporation for the ensuing year and authorizing the directors to set their remuneration.

3. Advisory Vote on Executive Compensation

For ☐ Against ☐ Abstain ☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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